                            MONY SERIES FUND, INC.

                            Equity Growth Portfolio

   The growth fund's strategy is becoming more cyclically oriented. Technology and telecomm equipment remain as an important segment of the portfolio, but have been reduced recently after the very strong rebound this group experienced during the fourth quarter. Other capital spending related areas such as machinery, electrical equipment and aerospace/defense have been increased. Consumer staples and healthcare are being gradually reduced and the proceeds reinvested into more economy sensitive areas. Energy remains slightly overweight with an increasing emphasis on drillers and oil service companies.


                  Growth of a $10,000 Investment

                             [CHART]

                     MONY Series Fund, Inc.
                    Equity Growth Portfolio              S&P 500 Index*
               -----------------------------------      --------------
12/91                      $10,000.00                     $10,000.00
12/92                       $9,912.10                     $10,761.74
12/93                      $10,875.05                     $11,646.46
12/94                      $11,108.37                     $12,002.95
12/95                      $14,500.98                     $16,514.06
12/96                      $17,538.62                     $20,304.89
12/97                      $22,919.01                     $27,079.27
12/98                      $28,753.13                     $34,815.10
12/99                      $39,673.50                     $42,137.69
12/00                      $36,316.92                     $38,300.90
12/01                      $29,311.77                     $33,749.73



  Average Annual Total Returns -- Periods ending December 31, 2001
---------------------------------------------------------------------
                                               1-Year  5-Year 10-Year
                                               ------- ------ -------
MONY Series Fund, Inc. Equity Growth Portfolio
Annualized Return                              -19.29% 10.82% 11.35%
S&P 500 Index*                                 -11.88% 10.70% 12.93%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                           Equity Growth Portfolio
                           Portfolio of Investments
                               December 31, 2001


      Domestic Common                      Number of Shares or
      Stocks -- 84.49%                      Principal Amount     Value
      -------------------------------------------------------------------

      Aerospace -- 1.36%
        Northrop Grumman Corporation                100        $   10,081
        Raytheon Company                            400            12,988
                                                               ----------
                                                                   23,069

      Automotive -- 1.15%
        General Motors Corporation                  400            19,440

      Banking -- 3.05%
        Bank of America Corporation                 300            18,885
        FleetBoston Financial Corporation           400            14,600
        J. P. Morgan Chase & Company                500            18,175
                                                               ----------
                                                                   51,660

      Biotechnology -- 1.67%
        Amgen Inc. (a)                              500            28,220

      Broadcasting -- 0.52%
        Viacom Inc. (a)                             200             8,830

      Business Services -- 1.39%
        Automatic Data Processing Inc.              400            23,560

      Cable -- 1.28%
        Comcast Corporation (Class A) (a)           600            21,600

      Chemicals -- 2.65%
        Dow Chemical Company                        700            23,646
        Du Pont (E. I.) de Nemours &
         Company                                    500            21,255
                                                               ----------
                                                                   44,901

      Computer Hardware -- 4.90%
        Cisco Systems Inc. (a)                    1,100            19,921
        Dell Computer Corporation (a)               500            13,590
        EMC Corporation (a)                         800            10,752
        Hewlett-Packard Company                     700            14,378
        International Business Machines
         Corporation                                200            24,192
                                                               ----------
                                                                   82,833

      Computer Services -- 0.65%
        Sun Microsystems Inc. (a)                   900            11,070

      Computer Software -- 4.11%
        Microsoft Corporation (a)                   800            53,016
        Oracle Corporation (a)                    1,200            16,572
                                                               ----------
                                                                   69,588

      Crude & Petroleum --3.72%
        Anadarko Petroleum Corporation              100             5,685
        ChevronTexaco Corporation                   200            17,922
        Exxon Mobil Corporation                   1,000            39,300
                                                               ----------
                                                                   62,907

      Electrical Equipment -- 3.92%
        Emerson Electric Company                    600            34,260
        General Electric Company                    800            32,064
                                                               ----------
                                                                   66,324

      Energy -- 1.39%
        El Paso Corporation                         300            13,383
        Williams Companies Inc.                     400            10,208
                                                               ----------
                                                                   23,591

      Fiber Optics -- 0.32%
        Corning Inc.                                600             5,352

      Finance -- 1.65%
        Goldman Sachs Group Inc.                    300            27,825

                                            Number of Shares or
                                             Principal Amount     Value
                                            ------------------- ----------

      Food, Beverages & Tobacco -- 1.15%
        PepsiCo Inc.                                400         $   19,476

      Machinery -- 4.26%
        Caterpillar Inc.                            400             20,900
        Deere & Company                             500             21,830
        Ingersoll-Rand Company                      700             29,267
                                                                ----------
                                                                    71,997

      Media -- 0.57%
        AOL Time Warner Inc. (a)                    300              9,630

      Medical Instruments -- 0.07%
        Zimmer Holdings Inc. (a)                     40              1,222

      Misc. Financial Services -- 5.29%
        Citigroup Inc.                              700             35,336
        Fannie Mae                                  400             31,800
        Morgan Stanley Dean Witter &
         Company                                    400             22,376
                                                                ----------
                                                                    89,512

      Multi-Line Insurance -- 2.35%
        American International Group Inc.           500             39,700

      Oil Services -- 4.37%
        Baker Hughes Inc.                           300             10,941
        BJ Services Company (a)                     300              9,735
        Diamond Offshore Drilling Inc.              300              9,120
        Ensco International Inc.                    200              4,970
        GlobalSantaFe Corporation                   300              8,556
        Halliburton Company                         200              2,620
        Kerr-McGee Corporation                      100              5,480
        Phillips Petroleum Company                  200             12,052
        Tidewater Inc.                              200              6,780
        Weatherford International Inc. (a)          100              3,726
                                                                ----------
                                                                    73,980

      Paper & Forest Products -- 2.34%
        Georgia-Pacific Group                       700             19,327
        International Paper Company                 500             20,175
                                                                ----------
                                                                    39,502

      Paper Products -- 1.28%
        Mead Corporation                            700             21,623

      Pharmaceuticals -- 12.28%
        American Home Products Corporation          300             18,408
        Baxter International Inc.                   400             21,452
        Bristol-Myers Squibb Company                300             15,300
        Eli Lilly & Company                         200             15,708
        Gilead Sciences Inc. (a)                    300             19,716
        Johnson & Johnson                           500             29,550
        MedImmune Inc. (a)                          400             18,540
        Merck & Company Inc.                        300             17,640
        Pfizer Inc.                                 700             27,895
        Pharmacia Corporation                       300             12,795
        Schering-Plough Corporation                 300             10,743
                                                                ----------
                                                                   207,747

      Raw Materials -- 1.28%
        Weyerhaeuser Company                        400             21,632

      Retail -- 3.21%
        Home Depot Inc.                             500             25,505
        Wal-Mart Stores Inc.                        500             28,775
                                                                ----------
                                                                    54,280

                            MONY SERIES FUND, INC.
                    Equity Growth Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                          Number of Shares or
                                           Principal Amount     Value
                                          ------------------- ----------

        Savings and Loan -- 0.97%
          Washington Mutual Inc.                   500        $   16,350

        Semiconductors -- 5.51%
          Analog Devices Inc. (a)                  400            17,756
          Applied Materials Inc. (a)               500            20,050
          Intel Corporation                      1,100            34,595
          Novellus Systems Inc. (a)                100             3,945
          Texas Instruments Inc.                   600            16,800
                                                              ----------
                                                                  93,146

        Telecommunications -- 4.05%
          BellSouth Corporation                    400            15,260
          SBC Communications Inc.                  500            19,585
          Verizon Communications Inc.              500            23,730
          WorldCom Inc. -- MCI Group (a)           700             9,856
                                                              ----------
                                                                  68,431

        Wireless Communications -- 1.78%
          Motorola Inc.                            700            10,514
          Sprint PCS (a)                           800            19,528
                                                              ----------
                                                                  30,042

        Total Domestic Common Stocks
        ( Identified cost $1,412,563 )                         1,429,040
        ----------------------------------------------------------------

                                           Number of Shares or
                                            Principal Amount     Value
                                           ------------------- ----------

      Foreign Stocks -- 1.32%
      -------------------------------------------------------------------

      Pharmaceuticals -- 0.59%
        GlaxoSmithKline (ADR)                        200       $    9,964

      Wireless Communications -- 0.73%
        Nokia Corporation (Class A) (ADR)            500           12,265
                                                               ----------

      Total Foreign Stocks
      ( Identified cost $17,642 )                                  22,229
      -------------------------------------------------------------------

      Repurchase Agreement -- 14.19%
      -------------------------------------------------------------------
        State Street Bank & Trust
         Repurchase Agreement,
         1.45% due 01/02/02
         Maturity Value $240,019,
         Collateral: U.S. Treasury Note
         $240,000, 4.625% due 02/28/03,
         Value $253,737                         $240,000          240,000
                                                               ----------

      Total Repurchase Agreement
      ( Identified cost $240,000 )                                240,000
      -------------------------------------------------------------------

      Total Investments
      ( Identified cost $1,670,205 )                           $1,691,269

      Other Assets Less Liabilities -- 0.00%                           67
                                                               ----------

      Net Assets -- 100%                                       $1,691,336
      -------------------------------------------------------------------
      --------------------------------------------------------------------

(a) Non-income producing security.
(ADR) American Depository Receipt.


                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                            Equity Income Portfolio

   In this type of environment there will still be attractive opportunities, even if the overall market is constrained. This is usually the time when the market begins to look ahead to a cyclical recovery, and this appears to be happening now.

   Over the past year, during the recession and bear market, the Portfolio's strategy has been defensive. That meant an emphasis on healthcare, consumer staples such as cosmetics, household products, and utilities: sectors which were not heavily affected by the overall economy. More recently, the strategy was to move toward a barbell approach by adding more economy sensitive sectors. We believe with the economy stabilizing, and expected to begin recovery by the second half, that more cyclical exposure is warranted.

   The Portfolio has reduced drugs, hospital supplies and household products and reinvested the proceeds into basic materials and capital spending related sectors. This means an increase in chemical, papers and metals stocks. Weighting in auto parts, industrial conglomerates, machinery and equipment and retailers have also been increased in the portfolio. Financials and energy are approximately market weighted.

                         Growth of a $10,000 Investment

                                    [CHART]

                MONY Series Fund, Inc.
               Equity Income Portfolio           S&P 500 Index*
             -----------------------------    -------------------
12/91               $10,000.00                    $10,000.00
12/92               $11,028.28                    $10,761.74
12/93               $12,587.97                    $11,846.46
12/94               $12,686.50                    $12,002.95
12/95               $16,888.48                    $16,514.06
12/96               $20,225.38                    $20,304.89
12/97               $26,547.38                    $27,079.27
12/98               $29,901.57                    $34,815.10
12/99               $32,306.42                    $42,137.69
12/00               $34,268.15                    $38,300.90
12/01               $30,508.45                    $33,749.73



  Average Annual Total Returns -- Periods ending December 31, 2001
---------------------------------------------------------------------
                                               1-Year  5-Year 10-Year
                                               ------- ------ -------
MONY Series Fund, Inc. Equity Income Portfolio
Annualized Return                              -10.97%  8.57% 11.80%
S&P 500 Index*                                 -11.88% 10.70% 12.93%

   MONY Series Fund performance numbers assume dividend investment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   * The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                            Equity Income Portfolio
                           Portfolio of Investments
                              December, 31, 2001


      Domestic Common                      Number of Shares or
      Stocks  -- 91.00%                     Principal Amount      Value
      --------------------------------------------------------------------

      Aerospace -- 4.83%
        Honeywell International Inc.              4,000        $   135,280
        Northrop Grumman Corporation              2,300            231,863
        Raytheon Company                          4,000            129,880
        United Technologies Corporation           2,000            129,260
                                                               -----------
                                                                   626,283

      Automotive -- 4.06%
        Ford Motor Company                        3,500             55,020
        General Motors Corporation                2,500            121,500
        Johnson Controls Inc.                     2,500            201,875
        TRW Inc.                                  4,000            148,160
                                                               -----------
                                                                   526,555

      Banking -- 3.18%
        Bank of America Corporation               2,000            125,900
        FleetBoston Financial Corporation         2,500             91,250
        J. P. Morgan Chase & Company              3,000            109,050
        Wells Fargo & Company                     2,000             86,900
                                                               -----------
                                                                   413,100

      Chemicals -- 2.50%
        Dow Chemical Company                      4,800            162,144
        Du Pont (E. I.) de Nemours &
         Company                                  3,800            161,538
                                                               -----------
                                                                   323,682

      Computer Hardware -- 0.87%
        Hewlett-Packard Company                   5,500            112,970

      Conglomerates -- 3.24%
        Minnesota Mining &
         Manufacturing Company                    2,500            295,525
        Textron Inc.                              3,000            124,380
                                                               -----------
                                                                   419,905

      Construction -- 0.49%
        Fluor Corporation                         1,700             63,580

      Consumer Non-Durables -- 1.43%
        Avon Products Inc.                        4,000            186,000

      Consumer Products -- 2.15%
        Colgate-Palmolive Company                 2,000            115,500
        Kimberly-Clark Corporation                1,500             89,700
        Whirlpool Corporation                     1,000             73,330
                                                               -----------
                                                                   278,530

      Crude & Petroleum -- 3.68%
        Burlington Resources Inc.                 1,800             67,572
        ChevronTexaco Corporation                 1,500            134,415
        Exxon Mobil Corporation                   7,000            275,100
                                                               -----------
                                                                   477,087

      Electrical Equipment -- 5.01%
        Dominion Resources Inc.                   2,000            120,200
        Emerson Electric Company                  4,000            228,400
        General Electric Company                  7,500            300,600
                                                               -----------
                                                                   649,200

      Energy -- 2.72%
        Duke Energy Corporation                   3,000            117,780
        El Paso Energy Corporation                1,500             66,915
        Entergy Corporation                       2,000             78,220
        Williams Companies Inc.                   3,500             89,320
                                                               -----------
                                                                   352,235

                                            Number of Shares or
                                             Principal Amount     Value
                                            ------------------- ----------

      Food, Beverages & Tobacco -- 1.82%
        Anheuser-Busch Companies Inc.              2,000        $   90,420
        PepsiCo Inc.                               3,000           146,070
                                                                ----------
                                                                   236,490

      Insurance -- 2.26%
        Cigna Corporation                            700            64,855
        Marsh & McLennan Companies Inc.            1,300           139,685
        St. Paul Companies Inc.                    2,000            87,940
                                                                ----------
                                                                   292,480

      Machinery -- 6.54%
        Caterpillar Inc.                           4,500           235,125
        Deere & Company                            4,000           174,640
        Ingersoll-Rand Company                     6,000           250,860
        Pitney Bowes Inc.                          5,000           188,050
                                                                ----------
                                                                   848,675

      Manufacturing -- 1.26%
        Eaton Corporation                          2,200           163,702

      Metals & Mining --  2.07%
        Alcoa Inc.                                 4,000           142,200
        USX-U.S. Steel Group                       7,000           126,770
                                                                ----------
                                                                   268,970

      Misc. Financial Services -- 5.08%
        Citigroup Inc.                             5,000           252,400
        Fannie Mae                                 3,000           238,500
        Morgan Stanley Dean Witter &
         Company                                   3,000           167,820
                                                                ----------
                                                                   658,720

      Multi-Line Insurance -- 3.24%
        American International Group Inc.          1,500           119,100
        Lincoln National Corporation               3,500           169,995
        Washington Mutual Inc.                     4,000           130,800
                                                                ----------
                                                                   419,895

      Oil Services -- 6.09%
        Baker Hughes Inc.                          2,500            91,175
        Diamond Offshore Drilling Inc.             2,500            76,000
        Halliburton Company                        1,500            19,650
        Kerr-McGee Corporation                     1,300            71,240
        KeySpan Corporation                        5,000           173,250
        Murphy Oil Corporation                     1,200           100,848
        Phillips Petroleum Company                 1,500            90,390
        Schlumberger Ltd.                          1,500            82,425
        Tidewater Inc.                             2,500            84,750
                                                                ----------
                                                                   789,728

      Paper & Forest Products -- 2.31%
        Georgia-Pacific Group                      5,000           138,050
        International Paper Company                4,000           161,400
                                                                ----------
                                                                   299,450

      Paper Products -- 1.19%
        Mead Corporation                           5,000           154,450

      Pharmaceuticals -- 10.70%
        Abbott Laboratories                        3,000           167,250
        American Home Products Corporation         2,200           134,992
        Baxter International Inc.                  3,500           187,705
        Bristol-Myers Squibb Company               2,000           102,000
        Eli Lilly & Company                        1,700           133,518
        Johnson & Johnson                          3,500           206,850
        Merck & Company Inc.                       1,700            99,960
        Pfizer Inc.                                5,000           199,250
        Pharmacia Corporation                      2,000            85,300
        Schering-Plough Corporation                2,000            71,620
                                                                ----------
                                                                 1,388,445

                            MONY SERIES FUND, INC.
                    Equity Income Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                            Number of Shares or
                                             Principal Amount      Value
                                            ------------------- -----------

     Printing & Publishing -- 1.41%
       McGraw-Hill Companies Inc.                  3,000        $   182,940

     Property-Casualty Insurance -- 1.42%
       Allstate Corporation                        2,000             67,400
       Chubb Corporation                           1,700            117,300
                                                                -----------
                                                                    184,700

     Raw Materials -- 1.25%
       Weyerhaeuser Company                        3,000            162,240

     Real Estate -- 1.33%
       Equity Residential Properties Trust         6,000            172,260

     Retail -- 1.24%
       J. C. Penney Company Inc.                   6,000            161,400

     Telecommunications -- 4.15%
       BellSouth Corporation                       3,000            114,450
       SBC Communications Inc.                     3,500            137,095
       Sprint Corporation                          6,000            120,480
       Verizon Communications Inc.                 3,500            166,110
                                                                -----------
                                                                    538,135

     Transportation -- 3.48%
       Canadian National Railway Company           3,500            168,980
       CSX Corporation                             4,000            140,200
       Union Pacific Corporation                   2,500            142,500
                                                                -----------
                                                                    451,680

     Total Domestic Common Stocks
     (Identified cost $10,523,001)                               11,803,487
     ----------------------------------------------------------------------

                                          Number of Shares or
                                           Principal Amount      Value
                                          ------------------- -----------

       Foreign Stocks -- 0.58%
       ------------------------------------------------------------------
       Pharmaceuticals -- 0.58%
         GlaxoSmithKline (ADR)                    1,500       $    74,730
                                                              -----------

       Total Foreign Stocks
       (Identified cost $24,342)                                   74,730
       ------------------------------------------------------------------

       Commercial Paper -- 6.89%
       ------------------------------------------------------------------
         Progress Energy
          2.80% due 01/14/02                   $895,000           894,095

       Total Commercial Paper
       (Identified cost $894,095)                                 894,095
       ------------------------------------------------------------------

       Repurchase Agreement -- 1.22%
       ------------------------------------------------------------------
         State Street Bank & Trust
          Repurchase Agreement,
          1.45% due 01/02/02
          Maturity Value $158,013
          Collateral: U.S. Treasury Note
          $150,000, 6.125% due 08/15/07,
          Value $167,439                        158,000           158,000
                                                              -----------

       Total Repurchase Agreement
       (Identified cost $158,000)                                 158,000
       ------------------------------------------------------------------

       Total Investments
       (Identified cost $11,599,438)                          $12,930,312

       Other Assets Less Liabilities -- 0.31 %                     40,833
                                                              -----------

       Net Assets -- 100%                                     $12,971,145
       ------------------------------------------------------------------
       -------------------------------------------------------------------

(ADR) American Depository Receipt.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                       Intermediate Term Bond Portfolio

   The Intermediate Term Bond Portfolio is a diversified U.S. Treasury and corporate bond fund that seeks to maximize income and capital appreciation through the investment in bonds with maturities averaging between four and eight years. The Portfolio maintained an average maturity of 4.95 years as of December 31, 2001.

   For the year ended December 31, 2001, the portfolio earned a total return of 8.51%.

   Despite a very volatile year, the bond market finished 2001 on a mixed note. Most fixed-income sectors recorded positive returns for the year. During the fourth quarter, interest rates, as measured by the benchmark five-year U.S. Treasury, climbed 52 basis points to close the year at 4.33%; and the yield curve flattened slightly, despite the steeping experienced by the "belly" of the curve. The spread differential between the 2-year U.S. Treasury note and the 30-year U.S. Treasury bond stood at 243 basis points.

   The U.S. economy teetered near a recession for most of the year. Post-September 11, markets reopened to a more volatile, nervous environment. The Fed responded actively, easing monetary policy, and restoring calmness to the markets. The economy started picking up towards the end of the year and both the equity and credit markets rallied. The corporate sector posted strong returns for the year despite the erosion of credit fundamentals, the Enron effect, and the record supply of corporate paper. Corporates outperformed Treasuries and Agencies; however, asset-backed securities were the best performing sector of the group.

   Our outlook for 2002 is that the economy will stabilize and potentially recover by the end of the second quarter, and that the Federal Reserve is likely done easing for the cycle.

   We maintained our overweight position to spread product and we increased our exposure to the U.S. Agency sector. Going forward, we will strategically add exposure to the spread basis, as we feel the economy is very close to the end of the cycle and will expand on the latter part of the year. The Portfolio's breakdown by sectors is as follows: corporates 35%, U.S. Treasuries 29%, Agencies 21%, mortgage-backed securities 3%, asset-backed securities 6%, with the balance in cash equivalents. The average Moody's rating on the bonds in the Portfolio is Aa3, reflecting emphasis on higher quality debt issuers.

   The historical returns for the Portfolio take into account expenses incurred by the Portfolio, but no other charges imposed by the variable accounts. An investor may not invest directly into the MONY Series Fund, Inc. Portfolios. Actual returns for the variable product you own would therefore be lower. Of course, past performance does not guarantee future results.

                         Growth of a $10,000 Investment

                                    [CHART]

       MONY Series Fund, Inc.Intermediate  Lehman Brothers Intermediate
               Term Bond Portfolio              Gov/Credit Index*
       ----------------------------------  ----------------------------
12/91             $10,000.00                       $10,000.00
12/92             $10,691.22                       $10,717.48
12/93             $11,530.37                       $11,659.16
12/94             $11,355.05                       $11,434.09
12/95             $13,038.28                       $13,167.44
12/96             $13,519.35                       $13,721.04
12/97             $14,561.14                       $14,800.72
12/98             $15,644.01                       $16,049.55
12/99             $15,680.77                       $16,111.36
12/00             $16,926.43                       $17,740.92
12/01             $18,366.27                       $19,334.12



      Average Annual Total Returns -- Periods ending December 31, 2001
-----------------------------------------------------------------------------
                                                        1-Year 5-Year 10-Year
                                                        ------ ------ -------
MONY Series Fund, Inc. Intermediate Term Bond Portfolio
Annualized Return                                       8.51%  6.32%   6.27%
Lehman Brothers Intermediate Gov/Credit Index*          8.98%  7.10%   6.82%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   * The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of one to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                       Intermediate Term Bond Portfolio
                           Portfolio of Investments
                               December 31, 2001

Financial                            Number of Shares or
Institutions -- 8.29%                 Principal Amount      Value
--------------------------------------------------------------------

BankBoston Corporation
  6.625% due 02/01/04                    $1,000,000      $ 1,053,024
Bear Stearns Company Inc.
  7.25% due 10/15/06                      1,000,000        1,064,267
Chase Manhattan Capital Corporation
  4.939% due 08/01/28                     1,000,000          901,285
Ford Motor Credit Company
  6.875% due 02/01/06                     1,000,000        1,002,319
General Motors Acceptance Corporation
  7.125% due 05/01/03                     1,000,000        1,032,952
Provident Bank
  6.375% due 01/15/04                     1,000,000        1,030,903
                                                         -----------

Total Financial Institutions
(Identified cost $5,985,336)                               6,084,750
--------------------------------------------------------------------

Industrial -- 18.55%
--------------------------------------------------------------------
Abbott Labs
  5.625% due 07/01/06                     1,000,000        1,028,388
Conoco Inc.
  5.90% due 04/15/04                      1,000,000        1,039,099
CSX Corporation
  7.25% due 05/01/04                      1,000,000        1,066,712
Delphi Automotive Systems Corporation
  6.125% due 05/01/04                     1,000,000        1,018,416
First Data Corporation
  6.75% due 07/15/05                      1,000,000        1,061,452
Illinois Central Railroad Company
  6.75% due 05/15/03                      1,000,000        1,048,784
Kraft Foods Inc.
  4.625% due 11/01/06                     1,000,000          979,393
Philip Morris Companies Inc.
  7.50% due 04/01/04                      1,000,000        1,070,916
Phillips Petroleum Company
  8.75% due 05/25/10                      1,000,000        1,165,721
Potash Corporation Saskatchewan Inc.
  7.125% due 06/15/07                     1,000,000        1,042,506
Reed Elsevier Capital Inc.
  6.125% due 08/01/06                     1,000,000        1,018,793
Tyco International Group
  6.375% due 06/15/05                     1,000,000        1,030,967
USA Waste Services Inc.
  7.00% due 10/01/04                      1,000,000        1,037,672
                                                         -----------

Total Industrial
(Identified cost $12,981,289)                             13,608,819
--------------------------------------------------------------------

Utilities -- 5.58%
--------------------------------------------------------------------
Arizona Public Service Company
  5.875% due 02/15/04                     1,000,000        1,025,082
Cingular Wireless Llc
  5.625% due 12/15/06                     1,000,000        1,009,408
Commonwealth Edison Company
  7.00% due 07/01/05                      1,000,000        1,044,872
National Rural Utilities Cooperative
 Finance
  6.00% due 05/15/06                      1,000,000        1,016,842
                                                         -----------

Total Utilities
(Identified cost $3,985,092)                               4,096,204
--------------------------------------------------------------------

                                      Number of Shares or
                                       Principal Amount      Value
                                      ------------------- -----------

Yankee Bonds -- 2.93%
---------------------------------------------------------------------
International Bank for Reconstruction
 & Development
  5.625% due 03/17/03                     $1,000,000      $ 1,037,291
Province of British Columbia
  7.25% due 09/01/36                       1,000,000        1,111,370
                                                          -----------

Total Yankee Bonds
(Identified cost $1,992,477)                                2,148,661
---------------------------------------------------------------------

Asset-Backed Securities -- 5.58%
---------------------------------------------------------------------
Chemical Master Credit Card Trust
  5.98% due 09/15/08                       1,000,000        1,039,432
Comed Transitional Funding Trust
  5.74% due 12/25/10                       1,000,000        1,014,678
Peco Energy Transition Trust
  6.13% due 03/01/09                       1,000,000        1,033,684
Student Loan Marketing Association
  2.40% due 10/25/10                       1,000,000        1,001,455
                                                          -----------

Total Asset-Backed Securities
(Identified cost $3,998,389)                                4,089,249
---------------------------------------------------------------------

Mortgage-Backed Securities -- 2.82%
---------------------------------------------------------------------
Freddie Mac
  6.50% due 02/15/21                       2,000,000        2,071,210

Total Mortgage-Backed Securities
(Identified cost $1,975,511)                                2,071,210
---------------------------------------------------------------------

U. S. Government Agency Obligations -- 21.38%
----------------------------------------------------------------------

Fannie Mae -- 9.54%
  3.50% due 09/15/04                       2,000,000        1,991,716
  5.50% due 02/15/06                       1,000,000        1,030,958
  5.25% due 08/14/06                       1,000,000        1,016,291
  4.45% due 11/08/06                       1,000,000          982,552
  4.00% due 11/17/06                       1,000,000          962,555
  6.00% due 05/15/11                       1,000,000        1,017,923
                                                          -----------
                                                            7,001,995

Federal Home Loan Banks -- 2.79%
  4.625% due 08/13/04                      2,000,000        2,044,456

Freddie Mac -- 9.05%
  7.00% due 02/15/03                       1,000,000        1,050,878
  4.50% due 08/15/04                       1,000,000        1,019,643
  5.25% due 01/15/06                       1,000,000        1,021,791
  5.50% due 07/15/06                       1,500,000        1,543,083
  6.00% due 06/15/11                       1,000,000        1,020,319
  5.50% due 09/15/11                       1,000,000          982,192
                                                          -----------
                                                            6,637,906
                                                          -----------

Total U. S. Government Agency Obligations
(Identified cost $15,621,689)                              15,684,357
---------------------------------------------------------------------

U. S. Treasury Obligations -- 28.97%
---------------------------------------------------------------------

U. S. Treasury Bonds -- 0.91%
  8.75% due 08/15/20                         500,000          671,133

                            MONY SERIES FUND, INC.
                Intermediate Term Bond Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                   Number of Shares or
                                    Principal Amount      Value
                                   ------------------- -----------

U. S. Treasury Notes -- 28.06%
  6.625% due 05/31/02                  $1,500,000      $ 1,530,821
  5.75% due 04/30/03                      500,000          522,227
  5.75% due 08/15/03                    2,000,000        2,095,860
  7.50% due 02/15/05                    1,000,000        1,108,165
  6.875% due 05/15/06                   1,500,000        1,653,516
  6.50% due 10/15/06                    6,500,000        7,081,197
  6.50% due 02/15/10                    6,000,000        6,593,442
                                                       -----------
                                                        20,585,228
                                                       -----------

Total U. S. Treasury Obligations
(Identified cost $20,531,000)                           21,256,361
------------------------------------------------------------------

Commercial Paper -- 3.88%
------------------------------------------------------------------
Dominion Resources Inc.
  2.60% due 01/08/02                    2,100,000        2,098,938
Houston Industries Finance Company
  3.50% due 01/08/02                      750,000          749,490
                                                       -----------

Total Commercial Paper
(Identified cost $2,848,428)                             2,848,428
------------------------------------------------------------------

                                     Number of Shares or
                                      Principal Amount      Value
                                     ------------------- -----------

Repurchase Agreement -- 0.24%
--------------------------------------------------------------------
  State Street Bank & Trust Capital
   Repurchase Agreement
   1.45%, due 01/02/02
   Maturity Value $177,014
   Collateral: U.S. Treasury Bond
   $170,000, 6.25% due 08/15/23
   Value $186,365                         $177,000       $   177,000
                                                         -----------

Total Repurchase Agreement
(Identified cost $177,000)                                   177,000
--------------------------------------------------------------------

Total Investments
(Identified cost $70,096,211)                            $72,065,039

Other Assets Less Liabilities -- 1.78 %                    1,303,379
                                                         -----------

Net Asset -- 100%                                        $73,368,418
--------------------------------------------------------------------
---------------------------------------------------------------------


                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                           Long Term Bond Portfolio

   The Long Term Bond Portfolio is a diversified U.S. Treasury and corporate bond account that seeks to maximize income and capital appreciation through the investment in bonds with maturities generally longer than eight years. The Portfolio's performance is expected to be more volatile than other fixed-income accounts with shorter average maturities, with both the Portfolio's risk and ultimate return expected to be greater. The Portfolio had an average maturity of 18.6 years and a duration of 9.8 years as of December 31, 2001.

   For the year ended December 31, 2001, the Portfolio earned a total return of 6.28%. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

   The bond market ended the year pretty much where it started. In fact, after beginning of the year at a yield of to 5.46%, the bond closed the end of the year priced to yield 5.46%. Clearly there was significant volatility between these two endpoints, but even more notable was the fact that this ultimate stability came in the face of sharply declining shorter term rates.

   We see a return to economic growth in the U.S. beginning sometime in the first quarter of the New Year. And while we think that this may eventually put the Fed into a tightening mode, longer-term bonds may show the same resilience in the face of rising short term rates as they did in their decline.

   A gradually improving economy and leaner corporate profiles may mean an environment of generally improving corporate creditworthiness. However, in the wake of the Enron collapse, the market will have little tolerance for any opaque financial reporting.

   The Portfolio is currently invested in 41 corporate issuers, comprising 36% of total invested assets, U.S. Treasury issues represent 45%, with 10% in Agency and asset-backed securities. The remaining 9% represent cash equivalents. Our continued emphasis on higher quality is reflected in the average Moody's rating on issues in the Portfolio is Aa2.

                       Growth of a $10,000 Investment

                                   [CHART]

            MONY Series Fund, Inc.           Lehman Brothers
          Long Term Bond Portfolio        Long Gov/Credit Index*
        ---------------------------   ----------------------------
12/91           $10,000.00                    $10,000.00
12/92           $10,878.31                    $10,853.19
12/93           $12,426.36                    $12,606.63
12/94           $11,683.55                    $11,712.04
12/95           $15,167.19                    $15,219.78
12/96           $15,120.08                    $15,241.60
12/97           $17,152.45                    $17,454.67
12/98           $18,881.36                    $19,509.42
12/99           $17,445.63                    $18,016.04
12/00           $20,168.62                    $20,925.85
12/01           $21,435.81                    $22,445.68



  Average Annual Total Returns -- Periods ending December 31, 2001
---------------------------------------------------------------------
                                                1-Year 5-Year 10-Year
                                                ------ ------ -------
MONY Series Fund, Inc. Long Term Bond Portfolio
Annualized Return                               6.28%  7.23%   7.92%
Lehman Brothers Long Gov/Credit Index*          7.26%  8.05%   8.42%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   * The Lehman Brothers Long Government/Credit Index is an unmanaged index of all investment grade bonds in the Lehman Brothers Credit Index and Government Bond Index that have maturities of ten years or longer. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                           Long Term Bond Portfolio
                           Portfolio of Investments
                               December 31, 2001


U. S. Treasury                   Number of Shares or
Obligations -- 44.97%             Principal Amount      Value
-----------------------------------------------------------------

U. S. Treasury Bonds -- 41.18%
  8.125% due 08/15/19                $ 5,000,000     $  6,314,455
  7.875% due 02/15/21                 11,000,000       13,684,264
  P/O 6.015% due 11/15/21             14,000,000        4,299,386
  6.75% due 08/15/26                   9,000,000       10,163,673
  6.625% due 02/15/27                 11,000,000       12,261,139
  3.625% due 04/15/28                  1,000,000        1,020,313
  6.25% due 05/15/30                   6,000,000        6,501,330
                                                     ------------
                                                       54,244,560

U. S. Treasury Notes -- 3.79%
  5.00% due 02/15/11                   4,000,000        3,989,064
  5.00% due 08/15/11                   1,000,000          997,813
                                                     ------------
                                                        4,986,877
                                                     ------------

Total U. S. Treasury Obligations
(Identified cost $60,067,789)                          59,231,437
-----------------------------------------------------------------

Financial Institutions -- 6.30%
-----------------------------------------------------------------
Aetna Inc.
  7.625% due 08/15/26                  1,000,000        1,085,272
BB&T Corporation
  6.50% due 08/01/11                   1,000,000        1,011,646
Household Finance Corporation
  6.375% due 10/15/11                  1,000,000          969,243
Interamerican Development Bank
  6.80% due 10/15/25                   1,000,000        1,064,249
MBIA Inc.
  7.15% due 07/15/27                   1,000,000          972,316
Swiss Bank Corporation
  7.75% due 09/01/26                   2,000,000        2,200,680
Wachovia Corporation
  6.15% due 03/15/09                   1,000,000        1,000,335
                                                     ------------

Total Financial Institutions
(Identified cost $7,983,431)                            8,303,741
-----------------------------------------------------------------

Industrial -- 19.47%
-----------------------------------------------------------------
Alberta Energy Ltd.
  8.125% due 09/15/30                  1,000,000        1,067,884
Albertsons Inc.
  8.00% due 05/01/31                   1,000,000        1,110,245
Alcoa Inc.
  6.00% due 01/15/12                   1,000,000          994,598
Anheuser Busch Companies Inc.
  6.00% due 11/01/41                   1,000,000          923,640
Associates Corporation North America
  6.95% due 11/01/18                   1,000,000        1,032,029
Boeing Company
  8.625% due 11/15/31                  1,000,000        1,196,191
Burlington Northern Santa Fe Corporation
  6.75% due 03/15/29                   1,000,000          969,855
Columbia/HCA Healthcare Corporation
  7.69% due 06/15/25                   1,000,000          976,732
Conagra Inc.
  8.25% due 09/15/30                   1,000,000        1,149,016
Exelon Corporation
  6.75% due 05/01/11                   1,000,000        1,015,252
Federal Express Corporation Pass
 Through
  7.50% due 01/15/18                   1,848,135        1,914,807
Ford Motor Company
  6.375% due 02/01/29                  2,000,000        1,609,622
Fort James Corporation
  7.75% due 11/15/23                   1,000,000          881,815
Lockheed Martin Corporation
  7.65% due 05/01/16                   1,000,000        1,090,610

                                     Number of Shares or
                                       Princial Amount      Value
                                     ------------------- ------------
Phillips Petroleum Company
  8.75% due 05/25/10                     $1,000,000      $  1,165,721
Progress Energy Inc.
  7.10% due 03/01/11                      1,000,000         1,041,047
Tenet Healthcare Corporation
  6.875% due 11/15/31                     1,000,000           923,030
Texaco Capital Inc.
  9.75% due 03/15/20                      1,000,000         1,353,591
Tyco International Group
  7.00% due 06/15/28                      2,000,000         1,940,624
United Parcel Service America Inc.
  8.375% due 04/01/20                     1,000,000         1,166,466
USA Waste Services Inc.
  7.00% due 10/01/04                      1,000,000         1,037,672
Wal-Mart Stores Inc.
  6.875% due 08/10/09                     1,000,000         1,082,290
                                                         ------------

Total Industrial
(Identified cost $25,266,933)                              25,642,737
---------------------------------------------------------------------

Utilities -- 7.67%
---------------------------------------------------------------------
Arizona Public Service Company
  6.375% due 10/15/11                     1,000,000           966,690
Bellsouth Capital Funding Corporation
  7.875% due 02/15/30                     1,000,000         1,147,676
Cingular Wireless Llc
  7.125% due 12/15/31                     1,000,000         1,021,190
General Electric Capital Corporation
  6.875% due 11/15/10                     1,000,000         1,070,735
GTE North Inc.
  7.625% due 05/15/26                     1,000,000           993,872
National Rural Utilities Cooperative
 Finance
  5.70% due 01/15/10                      2,000,000         1,935,360
Southern Natural Gas Company
  7.35% due 02/15/31                      1,000,000           949,203
Viacom Inc.
  7.875% due 07/30/30                     1,000,000         1,107,710
Worldcom Inc.
  6.95% due 08/15/28                      1,000,000           906,180
                                                         ------------

Total Utilities
(Identified cost $10,079,721)                              10,098,616
---------------------------------------------------------------------

Yankee Bonds -- 2.60%
----------------------------------------------------------------------
Hydro Quebec
  8.50% due 12/01/29                      1,000,000         1,237,461
Legrand
  8.50% due 02/15/25                      1,000,000         1,072,944
Province of British Columbia
  7.25% due 09/01/36                      1,000,000         1,111,370
                                                         ------------

Total Yankee Bonds
(Identified cost $3,039,450)                                3,421,775
---------------------------------------------------------------------

Asset-Backed Securities -- 2.39%
----------------------------------------------------------------------
MBNA Master Credit Card Trust II
  7.00% due 02/15/12                      1,000,000         1,076,606
Peco Energy Transition Trust
  6.13% due 03/01/09                      2,000,000         2,067,369
                                                         ------------

Total Asset-Backed Securities
(Identified cost $3,064,634)                                3,143,975
---------------------------------------------------------------------

                            MONY SERIES FUND, INC.
                    Long Term Bond Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


U. S. Government Agency      Number of Shares or
Obligations -- 7.46%          Principal Amount      Value
-------------------------------------------------------------

Fannie Mae -- 3.54%
  6.25% due 02/01/11             $2,000,000      $  2,037,774
  6.625% due 11/15/30             2,500,000         2,624,105
                                                 ------------
                                                    4,661,879

Federal Agencies -- 0.76%
Tennessee Valley Authority
  6.00% due 03/15/13              1,000,000         1,005,071

Freddie Mac -- 3.16%
  6.875% due 09/15/10             2,000,000         2,160,802
  6.375% due 08/01/11             2,000,000         2,002,164
                                                 ------------
                                                    4,162,966
                                                 ------------

Total U. S. Government Agency Obligations
(Identified cost $9,725,178)                        9,829,916
-------------------------------------------------------------

Commercial Paper -- 6.63%
-------------------------------------------------------------
Conagra Inc.
  2.40% due 01/22/02              5,000,000      $  4,993,000
Houston Industries Finance
  3.50% due 01/22/02              1,000,000           997,958
Textron Financial
  2.30% due 01/11/02              2,745,000         2,743,246
                                                 ------------

Total Commercial Paper
(Identified cost $8,734,205)                        8,734,204
-------------------------------------------------------------

                                Number of Shares or
                                 Principal Amount      Value
                                ------------------- ------------

Repurchase Agreement -- 0.71%
-----------------------------------------------------------------
State Street Bank & Trust
 Repurchase Agreement,
 1.45% due 01/02/02
 Maturity Value $937,075
 Collateral: U.S. Treasury Bond
 $920,000, 6.00% due 02/15/26,
 Value $980,381                      $937,000       $    937,000
                                                    ------------

Total Repurchase Agreement
(Identified cost $937,000)                               937,000
----------------------------------------------------------------

Total Investments
(Identified cost $128,898,341)                      $129,343,401

Other Assets Less Liabilities -- 1.80%                 2,373,372
                                                    ------------

Net Assets -- 100%                                  $131,716,773
----------------------------------------------------------------
-----------------------------------------------------------------

P/O -- Principal-only stripped security. The rate shown is the current effective yield.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                             Diversified Portfolio

   2001 marked the second year of disappointing equity returns. A slowing economy, earnings weakness, and global political uncertainty all served to rattle stock market investors. As a final blow, the fall of Enron caused investors to question the very integrity of financial reporting and corporate governance. And for the second consecutive year, bonds outperformed stocks.

   On the economic front, by year end the triple medicine of sharply lower short-term interest rates, increased government spending, and lower energy prices looked to have a restorative effect on the overall economy. The threat we see for the New Year is that the recovery will be tepid, and corporations will be facing intense pricing pressures: earnings growth may be very difficult to achieve.

   For the year ended December 31, 2001, the Portfolio earned a total return of -15.40%. This return takes into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

   As of December 31, 2001, the Diversified Portfolio was invested 61% in common stocks, 28% in bonds, and 11% in cash equivalents.

           Growth of a $10,000 Investment

                       [CHART]

        MONY Series Fund, Inc.
        Diversified Portfolio  S&P 500 Index*
       ----------------------  --------------
12/91        $10,000.00          $10,000.00
12/92        $10,100.86          $10,761.74
12/93        $11,205.80          $11,846.46
12/94        $11,320.93          $12,002.95
12/95        $14,299.87          $16,514.06
12/96        $16,364.80          $20,304.89
12/97        $20,450.82          $27,079.27
12/98        $25,295.69          $34,815.10
12/99        $33,017.56          $42,137.69
12/00        $30,853.59          $38,300.90
12/01        $26,102.08          $33,749.73



 Average Annual Total Returns -- Periods ending December 31, 2001
-------------------------------------------------------------------
                                             1-Year  5-Year 10-Year
                                             ------- ------ -------
MONY Series Fund, Inc. Diversified Portfolio
Annualized Return                            -15.40%  9.79% 10.07%
S&P 500 Index*                               -11.88% 10.70% 12.93%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their orginal cost.

   * The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                            Diversified Portfolio
                           Portfolio of Investments
                               December 31, 2001

Domestic Common                      Number of Shares or
Stocks -- 60.15%                      Principal Amount     Value
-------------------------------------------------------------------

Aerospace -- 1.26%
  Northrop Grumman Corporation                100        $   10,081
  Raytheon Company                            400            12,988
                                                         ----------
                                                             23,069

Automotive -- 0.80%
  General Motors Corporation                  300            14,580

Banking -- 1.40%
  FleetBoston Financial Corporation           400            14,600
  J. P. Morgan Chase & Company                300            10,905
                                                         ----------
                                                             25,505

Biotechnology -- 1.24%
  Amgen Inc. (a)                              400            22,576

Broadcasting -- 0.48%
  Viacom Inc. (a)                             200             8,830

Business Services -- 0.97%
  Automatic Data Processing Inc.              300            17,670

Cable -- 0.79%
  Comcast Corporation (Class A) `             400            14,400

Chemicals -- 1.86%
  Dow Chemical Company                        500            16,890
  Du Pont (E. I.) de Nemours &
   Company                                    400            17,004
                                                         ----------
                                                             33,894

Computer Hardware -- 4.08%
  Cisco Systems Inc. (a)                      900            16,299
  Dell Computer Corporation (a)               500            13,590
  EMC Corporation (a)                         600             8,064
  Hewlett-Packard Company                     600            12,324
  International Business Machines
   Corporation                                200            24,192
                                                         ----------
                                                             74,469

Computer Services -- 0.54%
  Sun Microsystems Inc. (a)                   800             9,840

Computer Software -- 3.01%
  Microsoft Corporation (a)                   600            39,762
  Oracle Corporation (a)                    1,100            15,191
                                                         ----------
                                                             54,953

Crude & Petroleum -- 3.01%
  Anadarko Petroleum Corporation              100             5,685
  Chevron Texaco Corporation                  200            17,922
  Exxon Mobil Corporation                     800            31,440
                                                         ----------
                                                             55,047

Electrical Equipment -- 2.88%
  Emerson Electric Company                    500            28,550
  General Electric Company                    600            24,048
                                                         ----------
                                                             52,598

Energy -- 0.91%
  El Paso Corporation                         200             8,922
  Williams Companies Inc.                     300             7,656
                                                         ----------
                                                             16,578

Food, Beverages & Tobacco -- 0.80%
  PepsiCo Inc.                                300            14,607

Machinery -- 2.96%
  Caterpillar Inc.                            300            15,675
  Deere & Company                             400            17,464
  Ingersoll-Rand Company                      500            20,905
                                                         ----------
                                                             54,044

                                      Number of Shares or
                                       Principal Amount      Value
                                      ------------------- -----------

Media -- 0.35%
  AOL Time Warner Inc. (a)                    200          $    6,420

Medical Instruments -- 0.05%
  Zimmer Holdings Inc. (a)                     30                 916

Misc. Financial Services -- 4.62%
  Citigroup Inc.                              500              25,240
  Fannie Mae                                  300              23,850
  Goldman Sachs Group Inc.                    200              18,550
  Morgan Stanley Dean Witter &
   Company                                    300              16,782
                                                          -----------
                                                               84,422

Multi-Line Insurance -- 2.46%
  American International Group Inc.           400              31,760
  Washington Mutual Inc.                      400              13,080
                                                          -----------
                                                               44,840

Oil Services -- 3.02%
  Baker Hughes Inc.                           200               7,294
  BJ Services Company (a)                     200               6,490
  Diamond Offshore Drilling Inc.              200               6,080
  Ensco International Inc.                    200               4,970
  GlobalSantaFe Corporation                   200               5,704
  Halliburton Company                         200               2,620
  Kerr-McGee Corporation                      100               5,480
  Phillips Petroleum Company                  100               6,026
  Tidewater Inc.                              200               6,780
  Weatherford International Inc. (a)          100               3,726
                                                          -----------
                                                               55,170

Paper & Forest Products -- 1.64%
  Georgia-Pacific Group                       500              13,805
  International Paper Company                 400              16,140
                                                          -----------
                                                               29,945

Paper Products -- 1.02%
  Mead Corporation                            600              18,534

Pharmaceuticals -- 8.70%
  American Home Products
   Corporation                                200              12,272
  Baxter International Inc.                   300              16,089
  Bristol-Myers Squibb Company                200              10,200
  Eli Lilly & Company                         200              15,708
  Gilead Sciences Inc. (a)                    300              19,716
  Johnson & Johnson                           400              23,640
  MedImmune Inc. (a)                          300              13,905
  Merck & Company Inc.                        200              11,760
  Pfizer Inc.                                 500              19,925
  Pharmacia Corporation                       200               8,530
  Schering-Plough Corporation                 200               7,162
                                                          -----------
                                                              158,907

Raw Materials -- 0.89%
  Weyerhaeuser Company                        300              16,224

Retail -- 2.38%
  Home Depot Inc.                             400              20,404
  Wal-Mart Stores Inc.                        400              23,020
                                                          -----------
                                                               43,424

Semiconductors -- 4.21%
  Analog Devices Inc. (a)                     400              17,756
  Applied Materials Inc. (a)                  400              16,040
  Intel Corporation                           800              25,160
  Novellus Systems Inc. (a)                   100               3,945
  Texas Instruments Inc.                      500              14,000
                                                          -----------
                                                               76,901

                            MONY SERIES FUND, INC.
                     Diversified Portfolio -- (Continued)
                           Portfolio of Investments
                               December 31, 2001


                                           Number of Shares or
                                            Principal Amount     Value
                                           ------------------- ----------

      Telecommunications -- 3.15%
        BellSouth Corporation                        300       $   11,445
        Corning Inc.                                 500            4,460
        SBC Communications Inc.                      400           15,668
        Verizon Communications Inc.                  400           18,984
        WorldCom Inc. -- MCI Group (a)               500            7,040
                                                               ----------
                                                                   57,597

      Wireless Communications -- 0.67%
        Sprint PCS (a)                               500           12,205

      Total Domestic Common Stocks
      (Identified cost $1,086,450)                              1,098,165
      -------------------------------------------------------------------

      Foreign Stocks -- 1.08%
      -------------------------------------------------------------------

      Pharmaceuticals -- 0.54%
        GlaxoSmithKline (ADR)                        200            9,964

      Wireless Communications -- 0.54%
        Nokia Corporation (Class A) (ADR)            400            9,812
                                                               ----------

      Total Foreign Stocks
      (Identified cost $13,267)                                    19,776
      -------------------------------------------------------------------

      U.S. Treasury Note -- 27.98%
      -------------------------------------------------------------------
        7.50% due 05/15/02                      $500,000          510,860
                                                               ----------

      Total U.S. Treasury Note
      (Identified cost $501,258)                                  510,860
      -------------------------------------------------------------------

                                           Number of Shares or
                                            Principal Amount     Value
                                           ------------------- ----------

       Repurchase Agreement -- 10.68%
       ------------------------------------------------------------------
         State Street Bank & Trust
          Repurchase Agreement,
          1.45% due 01/02/02
          Maturity Value $195,016
          Collateral: U.S. Treasury Bond
          $180,000, 6.625% due 02/15/27,
          Value $207,454                        $195,000       $  195,000
                                                               ----------

       Total Repurchase Agreement
       (Identified cost $195,000)                                 195,000
       ------------------------------------------------------------------

       Total Investments
       (Identified cost $1,795,975)                            $1,823,801

       Other Assets Less Liabilities -- 0.11%                       1,927
                                                               ----------

       Net Assets -- 100%                                      $1,825,728
       ------------------------------------------------------------------
       -------------------------------------------------------------------

(a)Non-income producing security.
(ADR)American Depository Receipt.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                        Government Securities Portfolio

   U.S. Treasury and Agency securities weakened over the course of the fourth quarter, as signs that the sharp slowdown in 2001 seemed to respond to the medicine of tax cuts and easy monetary policy. Yields on the benchmark 5-year Treasury note moved upward, from 3.81%, to end the year at 4.33%. The yield curve remained sharply upward sloped, with intermediate (3-5 year maturity) treasury securities trading at yields more than 2.00% above shorter-term T-Bills. U.S. Government Agency and mortgage-backed securities slowly improved, with gradually lower yield risk premiums.

   The Portfolio ended the period in a slightly underinvested posture, reflecting our view that the New Year will show continued economic recovery, and an expectation of tighter monetary policy.

   The Government Securities Portfolio seeks to maximize income and capital appreciation through the investment in high quality debt obligations issued or guaranteed by the U.S. Government, its Agencies, and instrumentalities. The Portfolio is expected to have a dollar weighted average life of between one and five years under most circumstances. The Portfolio had an average maturity of
3.4 years at December 31, 2001.

   For the year ended December 31, 2001, the Portfolio earned a total return of 6.58%. These returns take into account charges imposed by the Portfolio. Additional charges are imposed by the Variable Accounts. Of course, past performance does not guarantee future investment results.

   The Portfolio is currently invested 100% in U.S. Treasury and Agency or U.S. Government guaranteed obligations.

   Investments made in the Government Securities Portfolio are not insured nor guaranteed by the U.S. Government.

                         Growth of a $10,000 Investment

                                    [CHART]

                 MONY Series Fund, Inc.      Lehman Brothers Intermediate
            Government Securities Portfolio      Government Bond Index*
            -------------------------------  ----------------------------
12/31/1991              $10,000.00                     $10,000.00
12/31/1992              $10,700.61                     $10,692.91
12/31/1993              $11,571.28                     $11,586.49
12/31/1994              $11,384.61                     $11,364.61
12/31/1995              $12,624.35                     $13,002.42
12/31/1996              $13,081.84                     $13,530.42
12/31/1997              $14,020.52                     $14,575.39
12/31/1998              $14,981.53                     $15,812.25
12/31/1999              $15,080.33                     $15,869.18
12/31/2000              $16,543.98                     $17,552.75
12/31/2001              $17,631.78                     $19,031.44



      Average Annual Total Returns -- Periods ending December 31, 2001
----------------------------------------------------------------------------
                                                       1-Year 5-Year 10-Year
                                                       ------ ------ -------
MONY Series Fund, Inc. Government Securities Portfolio
Annualized Return                                      6.58%  6.15%   5.84%
Lehman Brothers Intermediate Government Bond Index*    8.42%  7.06%   6.65%

   MONY Series Fund performance numbers assume dividend reinvestment and do not include variable account expenses. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

   * The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

                            MONY SERIES FUND, INC.
                        Government Securities Portfolio
                           Portfolio of Investments
                               December 31, 2001


U. S. Government                           Number of Shares or
AgencyObligations -- 75.58%                 Principal Amount      Value
--------------------------------------------------------------------------

Fannie Mae -- 21.47%
Discount Note
 1.80% due 01/11/02                            $ 1,000,000     $   999,500
 1.68% due 02/14/02                             12,000,000      11,975,360
 1.80% due 03/07/02                              1,293,000       1,288,798
 5.75% due 04/15/03                              2,000,000       2,081,204
 6.25% due 07/19/11                              1,000,000       1,026,635
REMIC
 6.50% due 10/25/03                              1,116,728       1,166,327
                                                               -----------
                                                                18,537,824

Federal Agencies -- 21.50%
Attransco Inc. Guaranteed                        1,394,252       1,448,767
 6.12% due 04/01/08
Overseas Private Investor Corporation
 5.14% due 08/15/07                              2,000,000       1,987,908
Overseas Private Investor Corporation
 7.05% due 11/15/13                              2,571,429       2,731,693
Private Export Funding Corporation
 7.01% due 04/30/04                              2,000,000       2,152,724
Private Export Funding Corporation
 5.25% due 05/15/05                              2,500,000       2,573,303
Private Export Funding Corporation
 7.65% due 05/15/06                              1,000,000       1,113,119
Small Business Administration
 Participation Certificate
 5.886% due 09/10/11                             1,000,000         976,468
Tennessee Valley Authority
 6.375% due 06/15/05                               500,000         531,285
Tennessee Valley Authority
 5.375% due 11/13/08                             2,000,000       2,000,802
Tennessee Valley Authority
 6.00% due 03/15/13                              1,000,000       1,005,071
U.S. Department of Housing & Urban
 Development
 6.23% due 08/01/02                              2,000,000       2,047,604
                                                               -----------
                                                                18,568,744

Federal Home Loan Banks -- 9.46%
 4.875% due 01/22/02                             1,000,000       1,001,536
 5.125% due 02/26/02                             1,000,000       1,004,521
 5.50% due 01/21/03                              2,000,000       2,065,982
Discount Note
 1.75% due 01/07/02                              4,100,000       4,098,804
                                                               -----------
                                                                 8,170,843

                                             Number of Shares or
                                              Principal Amount      Value
                                             ------------------- -----------

Freddie Mac -- 21.55%
 5.625% due 03/20/06                             $3,000,000      $ 3,076,422
 6.625% due 09/15/09                              1,000,000        1,066,206
 6.875% due 09/15/10                              1,000,000        1,080,401
 6.375% due 08/01/11                              1,000,000        1,001,082
 6.50% due 11/15/21                               1,500,000        1,544,154
 6.50% due 03/15/26                               1,000,000          994,885
Discount Notes
 1.86% due 01/02/02                               3,600,000        3,599,814
 1.72% due 01/22/02                               5,150,000        5,144,833
 1.72% due 03/14/02                               1,100,000        1,096,216
                                                                 -----------
                                                                  18,604,018

Ginnie Mae -- 1.60%
 7.50% due 05/15/24                                 231,949          242,416
 7.50% due 10/15/24                                  79,287           82,865
 7.00% due 09/20/28                               1,033,481        1,056,199
                                                                 -----------
                                                                   1,381,480
                                                                 -----------

Total U. S. Government Agency Obligations
(Identified cost $64,232,500)                                     65,262,904
----------------------------------------------------------------------------

U. S. Treasury Obligations -- 23.18%
----------------------------------------------------------------------------

U. S. Treasury Bonds -- 1.23%
 6.125% due 08/15/29                              1,000,000        1,061,641

U. S. Treasury Notes -- 21.95%
 6.25% due 01/31/02                               3,000,000        3,011,721
 5.50% due 01/31/03                               3,000,000        3,108,282
 6.50% due 10/15/06                               6,000,000        6,536,490
 5.75% due 08/15/10                               6,000,000        6,300,474
                                                                 -----------
                                                                  18,956,967
                                                                 -----------

Total U. S. Treasury Obligations
(Identified cost $19,787,327)                                     20,018,608
----------------------------------------------------------------------------

Total Investments
(Identified cost $84,019,827)                                    $85,281,512

Other Assets Less Liabilities -- 1.24%                              1,069,86
                                                                 -----------

Net Assets -- 100%                                               $86,351,375
----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                      See notes to financial statements.

                                  MONY SERIES

                            Money Market Portfolio

   The fourth quarter proved to be a period marked by a recovery in both human terms and that of the financial markets in the wake of the tragic events of September 11. In anticipating further economic fallout from the disaster and reacting to softening economic indicators, the Fed cut its target for the federal-funds interest rate three times in the fourth quarter. The cuts left the fed-funds rate at 1.75%, nearly an unprecedented low.

   The economic data in the U.S. are starting to collectively portray an economy in which the worst of the recession is beneath it. Over the past several months, consumer sales and housing activity proved surprisingly resilient. Of late, indications are that manufacturing activity is starting to rebound as new orders experienced growth in November, breaking a long negative trend. Thus, while the capital markets and many observers see the U.S. economy as having bottomed out, Fed Chairman Alan Greenspan threw the financial markets for a loop with his January 11 speech. In his remarks, Greenspan expressed reservations over the ability of the U.S. economy to rebound at the pace which the markets anticipate. As a result, money market yields dropped significantly in interpreting his remarks as a prelude to another Fed easing at its January 29-30 meeting. Up until this point, many market participants believed, as we did, that the Fed had likely completed its easing process. Now the money market is pricing in a better than 50% probability that the Fed will ease one-quarter per cent at the January meeting. We remain skeptical that the Fed would do so based on the available economic data and the reluctance on the part of Fed board members and bank presidents to ease as aggressively as Greenspan successfully sought to do at the November and December meetings. Instead, for the time being anyway, we see Greenspan's speech as an attempt to "jawbone" long-term interest rates, which rose last year despite eleven Fed easing moves, down to help the economy recover. We still think the next Fed move should and will be an increase.

   The average maturity of the Money Market Portfolio rose during the fourth quarter to capture selective opportunities for yield pick-up for investments extending into the second half of 2002. Going forward, we will likely maintain a high degree of liquidity in the money market portfolio by keeping a healthy portion of the portfolio short (to capture high current yields) while seizing on opportunities to extend into longer maturing/attractive yielding investments. We think such a strategy best positions the portfolio in the current environment.

   The shape of the Treasury yield curve steepened significantly during the fourth quarter, entirely on the short end, albeit having flattened dramatically in December. The short end of the Treasury market, from the three-month T-bill to one-year Treasurys, saw rates drop measurably while yields on longer Treasuries all rose during the fourth quarter. The three-month T-bill yield fell 66 basis points (1/100 of a percentage point), from 2.37% at the end of the third quarter to 1.71% at year end. Intermediate Treasury note rates between five (52 basis points) and ten years enjoyed the greatest yield increases (44 basis points). Interest rates on the long bond increased 5 basis points during the quarter from a yield of 5.43% at 9/30/01 to 5.48% at year end.

   Going forward, the average maturity of the portfolio will be adjusted selectively to capitalize on opportunities where the portfolio will be rewarded for duration extension. Presently, the yield curve in the money market is fairly flat from one to six months, so there is little yield pickup unless extending out into the one-year area. The average maturity of the portfolio at year end was 47.2 days.

   The portfolio continues to be invested in high quality short-term instruments, principally commercial paper. The 30-day and 7-day effective yields of the portfolio were 1.63% and 1.52%, respectively, as of December 31, 2001, after charges imposed by the portfolio. Of course, past performance does not guarantee future investment results.

   Investments made in the Money Market Portfolio are not insured nor guaranteed by the U.S. government. There is no assurance that the portfolio will maintain a steady net asset value.

                            MONY SERIES FUND, INC.
                            Money Market Portfolio
                           Portfolio of Investments
                               December 31, 2001


     Commercial                            Number of Shares or
     Paper -- 89.98%                        Principal Amount      Value
     ----------------------------------------------------------------------

     American General Finance Corporation,
       1.77% due 01/14/02                      $15,000,000     $ 14,990,413
     Avaya Inc.
       2.80% due 01/15/02                        3,000,000        2,996,733
     Bank One Australia Ltd.
       1.85% due 02/14/02                       10,262,000       10,238,796
     Central Fidelity Banks Inc.
       8.15% due 11/15/02                        4,000,000        4,180,879
     Ciesco LP
       1.75% due 01/07/02                        7,867,000        7,864,705
     Citicorp
       1.88% due 01/09/02                       15,712,000       15,705,436
     Consolidated Edison Inc.
       2.00% due 01/04/02                        9,316,000        9,314,448
     Consolidated Edison Inc.
       1.95% due 01/11/02                        4,362,000        4,359,637
     Duke Capital Corporation
       2.03% due 02/04/02                        2,779,000        2,773,672
     Enterprise Funding Corporation
       1.85% due 01/15/02                        7,431,000        7,425,654
     Ford Motor Credit Company
       2.57% due 01/31/02                        1,757,000        1,753,237
     Golden Funding Corporation
       1.96% due 01/28/02                       15,000,000       14,977,950
     Goldman Sachs Group
       1.95% due 01/14/02                       10,000,000        9,992,958
     Houston Industries Finance Company
       3.55% due 01/24/02                        2,150,000        2,145,124
     John Deere Credit Inc.
       1.95% due 01/11/02                        5,500,000        5,497,021
     John Deere Credit Inc.
       1.99% due 01/18/02                        9,000,000        8,991,542
     Lockhart Funding LLC
       2.03% due 02/19/02                       15,000,000       14,958,554
     Merrill Lynch & Company Inc.
       1.90% due 01/04/02                       15,000,000       14,997,625
     Nestle Capital Corporation
       1.84% due 01/10/02                        5,000,000        4,997,700
     Paccar Financial Corporation
       1.84% due 01/22/02                        8,241,000        8,232,155
     Philip Morris Capital Corporation
       1.75% due 01/11/02                        9,932,000        9,927,172
     Progress Energy
       3.00% due 01/04/02                        2,200,000        2,199,450
     Province de Quebec
       1.88% due 01/18/02                       10,862,000       10,852,357
     Qwest Corporation
       2.80% due 02/28/02                       10,000,000        9,954,889
     Rockwell International Corporation
       6.75% due 09/15/02                        4,525,000        4,649,162
     Texaco Inc.
       2.003% due 09/09/02                      10,000,000       10,000,000
     Toyota Motor Credit Corporation
       1.77% due 01/14/02                       15,000,000       14,990,413
     Trident Capital Finance Inc.
       1.95% due 01/07/02                       14,441,000       14,436,307
     Tyco Capital Corporation
       1.85% due 01/31/02                       15,000,000       14,976,875
     Union Bank Treasury Division
       1.96% due 01/04/02                       10,000,000       10,000,000
     Windmill Funding Corporation
       2.11% due 01/11/02                       15,000,000       14,991,208
                                                               ------------

                                        Number of Shares or
                                         Principal Amount      Value
                                        ------------------- ------------

        Total Commercial Paper
        (Identified cost $283,372,072)                      $283,372,072
        ----------------------------------------------------------------

        Variable Rate Securities -- 9.76%
        ----------------------------------------------------------------
        Capital One Funding Corporation
          2.10% due 04/01/11 (v)            $ 2,775,000        2,775,000
        Capital One Funding Corporation
          2.10% due 03/01/17 (v)              1,387,000        1,387,000
        General Motors Acceptance
         Corporation
          2.32% due 02/01/02 (v)              3,000,000        2,999,777
        Goldman Sachs Group
          2.61% due 01/14/03 (v)              5,000,000        5,000,000
        Lehman Brothers Holdings Inc.
          3.23% due 07/15/02 (v)             14,000,000       14,060,730
        Syndicated Loan Funding Trust
          1.95% due 04/12/02 (v)(144A)        4,500,000        4,500,000
                                                            ------------

        Total Variable Rate Securities
        (Identified cost $30,722,507)                         30,722,507
        ----------------------------------------------------------------

        Repurchase Agreement -- 0.03%
        ----------------------------------------------------------------
        State Street Bank & Trust
         Repurchase Agreement,
         1.45% due 01/02/02
         Maturity Value $104,008
         Collateral: U.S. Treasury Bond
         $80,000, 8.75% due 08/15/20,
         Value $111,744                         104,000          104,000
                                                            ------------

        Total Repurchase Agreement
        (Identified cost $104,000)                               104,000
        ----------------------------------------------------------------

        Total Investments
        (Identified cost $314,198,579)                      $314,198,579

        Other Assets Less Liabilities -- 0.23%                   738,072
                                                            ------------

        Net Assets -- 100%                                  $314,936,651
        ----------------------------------------------------------------
        -----------------------------------------------------------------

(v) Variable interest rate security; interest rate is as of December 31, 2001.
(144A) The security may only be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                          Intermediate                            Government
                              Equity Growth Equity Income  Term Bond     Long Term    Diversified Securities   Money Market
                                Portfolio     Portfolio    Portfolio   Bond Portfolio  Portfolio  Portfolio     Portfolio
                              ------------- ------------- ------------ -------------- ----------- -----------  ------------
Assets:
Investments at value.........  $1,451,269    $12,772,312  $71,888,039   $128,406,401  $1,628,801  $85,281,512  $314,094,579
Repurchase agreements........     240,000        158,000      177,000        937,000     195,000           --       104,000
Receivable for fund shares
  sold.......................          13         29,547      395,673        261,746          81      316,323       884,015
Dividends and
  interest receivable........       1,497         19,032    1,043,231      2,234,650       6,010      878,033       392,752
Due from investment advisor..         421             --           --             --         380           --            --
Cash and other assets........       1,010          1,723        4,998          6,322         272        5,421        25,269
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
     Total assets............   1,694,210     12,980,614   73,508,941    131,846,119   1,830,544   86,481,289   315,500,615
                               ==========    ===========  ===========   ============  ==========  ===========  ============
Liabilities:
Payable for fund
  shares redeemed............         177             77       98,025         53,528       1,960       83,608       400,330
Investment advisory
  fees payable...............         723          5,497       30,746         55,679         780       36,019       107,140
Administration fees payable..          43            330        1,845          3,341          47        2,161         8,035
Due to investment advisor....          --             --           --             --          --           --        15,985
Accrued expenses and other
  liabilities................       1,931          3,565        9,907         16,798       2,029        8,126        32,474
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
     Total liabilities.......       2,874          9,469      140,523        129,346       4,816      129,914       563,964
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
        Net Assets...........  $1,691,336    $12,971,145  $73,368,418   $131,716,773  $1,825,728  $86,351,375  $314,936,651
                               ==========    ===========  ===========   ============  ==========  ===========  ============
Net Assets:
Paid-in capital..............   1,672,434     10,285,522   69,545,176    127,120,444   1,570,589   82,300,330   314,936,651
Undistributed net investment
  income.....................       9,491        222,260    3,153,761      6,330,758      33,965    3,002,432            --
Undistributed (accumulated)
  net realized gain (loss) on
  investments................     (11,653)     1,132,494   (1,299,347)    (2,179,489)    193,348     (213,072)           --
Unrealized appreciation
  (depreciation) on
  investments................      21,064      1,330,869    1,968,828        445,060      27,826    1,261,685            --
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
        Net Assets...........  $1,691,336    $12,971,145  $73,368,418   $131,716,773  $1,825,728  $86,351,375  $314,936,651
                               ==========    ===========  ===========   ============  ==========  ===========  ============
Fund shares outstanding           105,033        793,044    6,509,928      9,846,596     164,640    7,533,600   314,936,651
                               ----------    -----------  -----------   ------------  ----------  -----------  ------------
Net asset value per share....      $16.10         $16.36       $11.27         $13.38      $11.09       $11.46         $1.00
                                   ======         ======       ======         ======      ======       ======         =====
Investments at cost..........  $1,670,205    $11,599,438  $70,096,211   $128,898,341  $1,795,975  $84,019,827  $314,198,579
                               ==========    ===========  ===========   ============  ==========  ===========  ============

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                           STATEMENTS OF OPERATIONS

                     For the Year Ended December 31, 2001

                                              Equity          Equity         Intermediate Long Term
                                              Growth          Income          Term Bond     Bond          Diversified
                                             Portfolio       Portfolio        Portfolio   Portfolio        Portfolio
                                             ---------      -----------      ------------ ----------      -----------
Investment Income:
   Interest................................. $  11,289      $    40,742       $3,536,657  $7,076,293/(1)/ $ 41,450//
   Dividends................................    20,895/(1)/     286,708/(1)/          --          --          16,789/(1)/
                                             ---------      -----------       ----------  ----------      ----------
       Total investment income..............    32,184          327,450        3,536,657   7,076,293          58,239
                                             ---------      -----------       ----------  ----------      ----------
Expenses:
   Investment advisory fees.................     9,867           72,014          309,504     602,649          10,553
   Transfer agent fees......................        99              563            2,266       4,455              80
   Custodian and fund accounting
     fees...................................    14,268           17,654           17,614      34,318          14,025
   Reports and notices to
     shareholders...........................       644            4,739           19,400      38,682             684
   Administration fees......................       592            4,321           18,570      36,159             633
   Directors' fees and expenses.............       161            1,176            5,216      10,079             150
   Audit and legal fees.....................       233            1,298            6,454      12,093             200
   Miscellaneous............................       164            1,121            3,867       7,089             196
                                             ---------      -----------       ----------  ----------      ----------
       Total expenses.......................    26,028          102,886          382,891     745,524          26,521
                                             ---------      -----------       ----------  ----------      ----------
     Less: Expense reimbursement............    (3,335)              --               --          --          (2,249)
                                             ---------      -----------       ----------  ----------      ----------
       Total expenses, net of
         reimbursement......................    22,693          102,886          382,891     745,524          24,272
                                             ---------      -----------       ----------  ----------      ----------
          Net investment
            income..........................     9,491          224,564        3,153,766   6,330,769          33,967
                                             ---------      -----------       ----------  ----------      ----------
Realized and unrealized gain (loss)
  on investments -- net:
   Net realized gain (loss) on
     investments............................   (10,110)       1,126,632         (896,348)    414,033         193,348
   Net change in unrealized gain
     (loss) on investments..................  (447,461)      (3,116,583)       2,556,809     279,730        (620,230)
                                             ---------      -----------       ----------  ----------      ----------
       Net realized and unrealized gain
         (loss) on investments..............  (457,571)      (1,989,951)       1,660,461     693,763        (426,882)
                                             ---------      -----------       ----------  ----------      ----------
       Net increase (decrease) in
         net assets resulting from
         operations......................... $(448,080)     $(1,765,387)      $4,814,227  $7,024,532       $(392,915)
                                             =========      ===========       ==========  ==========      ==========

                                             Government    Money
                                             Securities   Market
                                             Portfolio   Portfolio
                                             ---------- -----------
Investment Income:
   Interest................................. $3,418,878 $12,362,803
   Dividends................................         --          --
                                             ---------- -----------
       Total investment income..............  3,418,878  12,362,803
                                             ---------- -----------
Expenses:
   Investment advisory fees.................    335,161   1,191,807
   Transfer agent fees......................      2,399      11,110
   Custodian and fund accounting
     fees...................................     20,909      50,345
   Reports and notices to
     shareholders...........................     20,995      95,706
   Administration fees......................     20,110      89,386
   Directors' fees and expenses.............      5,682      24,524
   Audit and legal fees.....................      7,310      29,189
   Miscellaneous............................      3,878      18,391
                                             ---------- -----------
       Total expenses.......................    416,444   1,510,458
                                             ---------- -----------
     Less: Expense reimbursement............         --     (20,699)
                                             ---------- -----------
       Total expenses, net of
         reimbursement......................    416,444   1,489,759
                                             ---------- -----------
          Net investment
            income..........................  3,002,434  10,873,044
                                             ---------- -----------
Realized and unrealized gain (loss)
  on investments -- net:
   Net realized gain (loss) on
     investments............................     25,885          --
   Net change in unrealized gain
     (loss) on investments..................    975,616          --
                                             ---------- -----------
       Net realized and unrealized gain
         (loss) on investments..............  1,001,501          --
                                             ---------- -----------
       Net increase (decrease) in
         net assets resulting from
         operations......................... $4,003,935 $10,873,044
                                             ========== ===========

--------------------------------------------------------------------------------
(1)Net of foreign taxes withheld of $83 for Equity Growth, $573 for Equity Income, $4,028 for Long Term Bond and $67 for Diversified.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          Intermediate Term
                                  Equity Growth Portfolio   Equity Income Portfolio        Bond Portfolio
                                 ------------------------  ------------------------  --------------------------
                                  Year Ended   Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                 December 31, December 31, December 31, December 31, December 31,  December 31,
                                     2001         2000         2001         2000         2001          2000
                                 ------------ ------------ ------------ ------------ ------------  ------------
From Operations:
 Net investment income (loss)...  $    9,491  $    (2,949) $   224,564  $   264,261  $  3,153,766  $  3,046,233
 Net realized gain (loss) on
   investments..................     (10,110)     893,316    1,126,632    1,489,332      (896,348)     (193,709)
 Net change in unrealized
   gain (loss) on investments...    (447,461)  (1,134,318)  (3,116,583)    (822,443)    2,556,809     1,058,628
                                  ----------  -----------  -----------  -----------  ------------  ------------
 Increase (decrease) in net
   assets resulting from
   operations...................    (448,080)    (243,951)  (1,765,387)     931,150     4,814,227     3,911,152
                                  ----------  -----------  -----------  -----------  ------------  ------------
Distributions to Shareholders
 From:
 Net investment income..........          --           --     (258,088)    (297,279)   (3,046,236)   (3,263,674)
 Net realized gains on
   investments..................    (890,881)    (641,993)  (1,501,749)  (2,450,693)           --            --
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Total distributions to
     shareholders...............    (890,881)    (641,993)  (1,759,837)  (2,747,972)   (3,046,236)   (3,263,674)
                                  ----------  -----------  -----------  -----------  ------------  ------------
From Capital Share
 Transactions:
 Shares sold....................      60,739      173,543      323,925      224,322    37,791,456    19,216,398
 Reinvestment of distributions..     890,881      641,993    1,759,837    2,747,972     3,046,236     3,263,674
 Shares redeemed................    (520,526)    (692,234)  (2,580,001)  (2,622,622)  (22,048,799)  (25,911,186)
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Total increase (decrease)
     in net assets resulting
     from capital share
     transactions...............     431,094      123,302     (496,239)     349,672    18,788,893    (3,431,114)
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Total increase (decrease)
     in net assets..............    (907,867)    (762,642)  (4,021,463)  (1,467,150)   20,556,884    (2,783,636)
Net Assets:
 Beginning of period............   2,599,203    3,361,845   16,992,608   18,459,758    52,811,534    55,595,170
                                  ----------  -----------  -----------  -----------  ------------  ------------
 End of period..................  $1,691,336  $ 2,599,203  $12,971,145  $16,992,608  $ 73,368,418  $ 52,811,534
                                  ==========  ===========  ===========  ===========  ============  ============
Shares Issued and Redeemed:
 Issued.........................       3,189        4,410       18,194       11,466     3,412,352     1,823,460
 Issued in reinvestment of
   distributions................      49,549       16,449      102,555      147,581       284,429       319,342
 Redeemed.......................     (21,717)     (15,950)    (145,352)    (129,654)   (2,001,969)   (2,466,318)
                                  ----------  -----------  -----------  -----------  ------------  ------------
    Net increase (decrease).....      31,021        4,909      (24,603)      29,393     1,694,812      (323,516)
                                  ==========  ===========  ===========  ===========  ============  ============

                      See notes to financial statements.

 Long Term Bond Portfolio     Diversified Portfolio   Government Securities Portfolio    Money Market Portfolio
--------------------------  ------------------------  ------------------------------  ----------------------------
 Year Ended    Year Ended    Year Ended   Year Ended    Year Ended       Year Ended    Year Ended     Year Ended
December 31,  December 31,  December 31, December 31,  December 31,     December 31,  December 31,   December 31,
    2001          2000          2001         2000          2001             2000          2001           2000
------------  ------------  ------------ ------------ ------------     ------------   -------------  -------------

$  6,330,769  $  5,900,049  $    33,967   $   23,341  $  3,002,434     $  2,758,482   $  10,873,044  $  16,066,119
     414,033    (1,863,498)     193,348      547,280        25,885         (238,957)             --             --
     279,730    10,159,582     (620,230)    (790,467)      975,616        2,104,835              --             --
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

   7,024,532    14,196,133     (392,915)    (219,846)    4,003,935        4,624,360      10,873,044     16,066,119
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

  (5,900,053)   (6,952,080)     (23,342)     (13,689)   (2,758,482)      (2,966,253)    (10,873,044)   (16,066,119)
          --            --     (542,544)    (573,398)           --             (784)             --             --
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
  (5,900,053)   (6,952,080)    (565,886)    (587,087)   (2,758,482)      (2,967,037)    (10,873,044)   (16,066,119)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

  48,967,217    28,350,985       87,658      115,951    50,276,581       21,580,024     356,489,138    557,596,461
   5,900,053     6,952,080      565,886      587,087     2,758,482        2,967,037      10,873,044     16,066,119
 (27,007,501)  (45,131,723)    (740,187)    (592,686)  (21,338,477)     (30,132,072)   (320,724,576)  (641,896,000)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------

  27,859,769    (9,828,658)     (86,643)     110,352    31,696,586       (5,585,011)     46,637,606    (68,233,420)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
  28,984,248    (2,584,605)  (1,045,444)    (696,581)   32,942,039       (3,927,688)     46,637,606    (68,233,420)

 102,732,525   105,317,130    2,871,172    3,567,753    53,409,336       57,337,024     268,299,045    336,532,465
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
$131,716,773  $102,732,525  $ 1,825,728   $2,871,172  $ 86,351,375     $ 53,409,336   $ 314,936,651  $ 268,299,045
============  ============  ===========   ==========   ============     ============  =============  =============

   3,699,716     2,267,328        7,005        5,753     4,441,157        1,996,935     356,489,138    557,596,461
     452,111       583,718       47,474       30,060       250,771          285,842      10,873,044     16,066,119
  (2,044,179)   (3,659,395)     (50,098)     (31,114)   (1,890,081)      (2,805,283)   (320,724,576)  (641,896,000)
------------  ------------  -----------   ----------   ------------     ------------  -------------  -------------
   2,107,648      (808,349)       4,381        4,699     2,801,847         (522,506)     46,637,606    (68,233,420)
============  ============  ===========   ==========   ============     ============  =============  =============

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                             FINANCIAL HIGHLIGHTS
         For a share outstanding throughout each period is as follows:

                                                                       Equity Growth Portfolio
                                                          -------------------------------------------------
                                                                       Years Ended December 31,
                                                          -------------------------------------------------
                                                           2001       2000        1999       1998     1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..................... $ 35.12    $ 48.65     $38.20     $36.08   $30.37
                                                          -------    -------     ------     ------   ------
Income from investment operations:
Net investment income (loss).............................    0.09(A)   (0.04)(A)  (0.20)(A)   1.50     0.11
Net realized and unrealized gain (loss) on investments...   (5.44)     (3.03)     14.05       6.88     8.42
                                                          -------    -------     ------     ------   ------
Total from investment operations.........................   (5.35)     (3.07)     13.85       8.38     8.53
                                                          -------    -------     ------     ------   ------
Less dividends and distributions:
Dividends from net investment income.....................      --         --         --      (1.62)   (0.96)
Distributions from net capital gains.....................  (13.67)    (10.46)     (3.40)     (4.64)   (1.86)
                                                          -------    -------     ------     ------   ------
Total distributions......................................  (13.67)    (10.46)     (3.40)     (6.26)   (2.82)
                                                          -------    -------     ------     ------   ------
Net asset value, end of period........................... $ 16.10    $ 35.12     $48.65     $38.20   $36.08
                                                          =======    =======     ======     ======   ======
Total return.............................................  (19.29)%    (8.46)%    37.98%     25.46%   30.68%
Net assets, end of period (000).......................... $ 1,691    $ 2,599     $3,362     $3,109   $2,799
Ratio of expenses (excluding expense reimbursements\
 reductions) to average net assets.......................    1.32%      1.40%      1.49%      1.93%    1.33%
Ratio of expenses to average net assets..................    1.15%      1.37%      1.46%      1.82%    1.23%
Ratio of net investment income (loss) (excluding expense
 reimbursements\ reductions) to average net assets.......    0.31%     (0.12)%    (0.53)%    (0.58)%   0.24%
Ratio of net investment income (loss) to average net
 assets..................................................    0.48%     (0.10)%    (0.49)%    (0.48)%   0.34%
Portfolio turnover.......................................      54%        41%        31%        38%      46%

                                                                       Equity Income Portfolio
                                                          -------------------------------------------------
                                                                    Years Ended December 31, 2001
                                                          -------------------------------------------------
                                                           2001       2000       1999       1998     1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..................... $ 20.78    $ 23.42    $ 25.95    $ 27.10  $ 23.44
                                                          -------    -------    -------    -------  -------
Income from investment operations:
Net investment income (loss).............................    0.27(A)    0.32(A)    0.38(A)    0.78     0.61
Net realized and unrealized gain (loss) on investments...   (2.44)      0.68       1.90       2.62     5.96
                                                          -------    -------    -------    -------  -------
Total from investment operations.........................   (2.17)      1.00       2.28       3.40     6.57
                                                          -------    -------    -------    -------  -------
Less dividends and distributions:
Dividends from net investment income.....................   (0.33)     (0.39)     (0.51)     (0.88)   (1.00)
Distributions from net capital gains.....................   (1.92)     (3.25)     (4.30)     (3.67)   (1.91)
                                                          -------    -------    -------    -------  -------
Total distributions......................................   (2.25)     (3.64)     (4.81)     (4.55)   (2.91)
                                                          -------    -------    -------    -------  -------
Net asset value, end of period........................... $ 16.36    $ 20.78    $ 23.42    $ 25.95  $ 27.10
                                                          =======    =======    =======    =======  =======
Total return.............................................  (10.97)%     6.07%      8.04%     12.63%   31.26%
Net assets, end of period (000).......................... $12,971    $16,993    $18,460    $19,801  $20,721
Ratio of expenses (excluding expense reimbursements\
 reductions) to average net assets.......................    0.71%      0.73%      0.70%      0.76%    0.59%
Ratio of expenses to average net assets..................    0.71%      0.72%      0.70%      0.75%    0.58%
Ratio of net investment income (loss) (excluding expense
 reimbursements\ reductions) to average net assets.......    1.56%      1.58%      1.56%      1.86%    2.20%
Ratio of net investment income (loss) to average net
 assets..................................................    1.56%      1.58%      1.57%      1.88%    2.20%
Portfolio turnover.......................................      36%        31%        27%        28%      29%

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                             FINANCIAL HIGHLIGHTS
         For a share outstanding throughout each period is as follows:

                                                                     Intermediate Term Bond Portfolio
                                                            -------------------------------------------------
                                                                         Years Ended December 31,
                                                            -------------------------------------------------
                                                             2001       2000       1999       1998     1997
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................... $ 10.97    $ 10.82    $ 11.33    $ 11.12  $ 10.96
                                                            -------    -------    -------    -------  -------
Income from investment operations:
Net investment income (loss)...............................   0.56 (A)   0.62 (A)   0.61 (A)    0.51     0.63
Net realized and unrealized gain (loss) on investments.....    0.34       0.19      (0.59)      0.28     0.16
                                                            -------    -------    -------    -------  -------
Total from investment operations...........................    0.90       0.81       0.02       0.79     0.79
                                                            -------    -------    -------    -------  -------
Less dividends and distributions:
Dividends from net investment income.......................   (0.60)     (0.66)     (0.53)     (0.58)   (0.63)
Distributions from net capital gains.......................      --         --         --         --       --
                                                            -------    -------    -------    -------  -------
Total distributions........................................   (0.60)     (0.66)     (0.53)     (0.58)   (0.63)
                                                            -------    -------    -------    -------  -------
Net asset value, end of period............................. $ 11.27    $ 10.97    $ 10.82    $ 11.33  $ 11.12
                                                            =======    =======    =======    =======  =======
Total return...............................................    8.51%      7.94%      0.23%      7.44%    7.70%
Net assets, end of period (000)............................ $73,368    $52,812    $55,595    $59,531  $44,217
Ratio of expenses (excluding expense
 reimbursements\reductions) to average net assets..........    0.62%      0.61%      0.57%      0.62%    0.51%
Ratio of expenses to average net assets....................    0.62%      0.61%      0.57%      0.61%    0.51%
Ratio of net investment income (loss) (excluding expense
 reimbursements\reductions) to average net assets..........    5.09%      5.86%      5.50%      5.60%    5.97%
Ratio of net investment income (loss) to average net assets    5.09%      5.86%      5.50%      5.61%    5.98%
Portfolio turnover.........................................      19%        30%        40%        18%      79%

                                                                        Long-Term Bond Portfolio
                                                         -----------------------------------------------------
                                                                        Years Ended December 31,
                                                         -----------------------------------------------------
                                                           2001        2000        1999        1998     1997
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................... $  13.27    $  12.32    $  14.17    $  13.64  $ 12.84
                                                         --------    --------    --------    --------  -------
Income from investment operations:
Net investment income (loss)............................    0.70 (A)    0.74 (A)    0.74 (A)     0.56     0.76
Net realized and unrealized gain (loss) on investments..     0.12        1.08       (1.80)       0.75     0.83
                                                         --------    --------    --------    --------  -------
Total from investment operations........................     0.82        1.82       (1.06)       1.31     1.59
                                                         --------    --------    --------    --------  -------
Less dividends and distributions:
Dividends from net investment income....................    (0.71)      (0.87)      (0.53)      (0.72)   (0.79)
Distributions from net capital gains....................       --          --       (0.26)      (0.06)      --
                                                         --------    --------    --------    --------  -------
Total distributions.....................................    (0.71)      (0.87)      (0.79)      (0.78)   (0.79)
                                                         --------    --------    --------    --------  -------
Net asset value, end of period.......................... $  13.38    $  13.27    $  12.32    $  14.17  $ 13.64
                                                         ========    ========    ========    ========  =======
Total return............................................     6.28%      15.61%      (7.60)%     10.08%   13.44%
Net assets, end of period (000)......................... $131,717    $102,733    $105,317    $122,957  $75,353
Ratio of expenses (excluding expense
 reimbursements\reductions) to average net assets.......     0.62%       0.60%       0.55%       0.58%    0.49%
Ratio of expenses to average net assets.................     0.62%       0.59%       0.55%       0.57%    0.49%
Ratio of net investment income (loss) (excluding expense
 reimbursements\reductions) to average net assets.......     5.25%       6.02%       5.68%       5.50%    6.33%
Ratio of net investment income (loss) to average net
 assets.................................................     5.25%       6.02%       5.68%       5.50%    6.33%
Portfolio turnover......................................       39%         19%         43%         41%      37%

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                             FINANCIAL HIGHLIGHTS
         For a share outstanding throughout each period is as follows:

                                                            Diversified Portfolio
                                                ---------------------------------------------
                                                           Years Ended December 31,
                                                ---------------------------------------------
                                                 2001       2000      1999      1998    1997
----------------------------------------------------------------------------------------------
Net asset value, beginning of period........... $ 17.92    $22.93    $19.91    $20.61  $17.99
                                                -------    ------    ------    ------  ------
Income from investment operations:
Net investment income (loss)...................    0.20(A)   0.14(A)   0.08(A)   1.41    0.34
Net realized and unrealized gain (loss) on
 investments...................................   (2.66)    (1.33)     5.60      2.85    3.80
                                                -------    ------    ------    ------  ------
Total from investment operations...............   (2.46)    (1.19)     5.68      4.26    4.14
                                                -------    ------    ------    ------  ------
Less dividends and distributions:
Dividends from net investment income...........   (0.18)    (0.09)    (0.08)    (1.65)  (0.39)
Distributions from net capital gains...........   (4.19)    (3.73)    (2.58)    (3.31)  (1.13)
                                                -------    ------    ------    ------  ------
Total distributions............................   (4.37)    (3.82)    (2.66)    (4.96)  (1.52)
                                                -------    ------    ------    ------  ------
Net asset value, end of period................. $ 11.09    $17.92    $22.93    $19.91  $20.61
                                                =======    ======    ======    ======  ======
Total return...................................  (15.40)%   (6.55)%   30.53%    23.69%  24.97%
Net assets, end of period (000)................ $ 1,826    $2,871    $3,568    $3,280  $3,229
Ratio of expenses (excluding expense
 reimbursements\reductions) to average net
 assets........................................    1.26%     1.27%     1.50%     1.83%   1.10%
Ratio of expenses to average net assets........    1.15%     1.25%     1.46%     1.75%   1.03%
Ratio of net investment income (loss)
 (excluding expense reimbursements\reductions)
 to average net assets.........................    1.50%     0.66%     0.36%     0.32%   1.36%
Ratio of net investment income (loss) to
 average net assets............................    1.61%     0.68%     0.40%     0.40%   1.43%
Portfolio turnover.............................      47%       27%       27%       34%     33%

                                                      Government Securities Portfolio
                                             -------------------------------------------------
                                                          Years Ended December 31,
                                             -------------------------------------------------
                                             2001/(C)/   2000       1999       1998     1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period........ $ 11.29    $ 10.91    $ 11.17    $ 10.89  $ 10.58
                                             -------    -------    -------    -------  -------
Income from investment operations:
Net investment income (loss)................    0.51(A)    0.58(A)    0.56(A)    0.33     0.45
Net realized and unrealized gain (loss) on
 investments................................    0.21       0.42      (0.49)      0.39     0.28
                                             -------    -------    -------    -------  -------
Total from investment operations............    0.72       1.00       0.07       0.72     0.73
                                             -------    -------    -------    -------  -------
Less dividends and distributions:
Dividends from net investment income........   (0.55)     (0.62)     (0.33)     (0.44)   (0.42)
Distributions from net capital gains........      --       0.00(B)    0.00(B)      --       --
                                             -------    -------    -------    -------  -------
Total distributions.........................   (0.55)     (0.62)     (0.33)     (0.44)   (0.42)
                                             -------    -------    -------    -------  -------
Net asset value, end of period.............. $ 11.46    $ 11.29    $ 10.91    $ 11.17  $ 10.89
                                             =======    =======    =======    =======  =======
Total return................................    6.58%      9.70%      0.66%      6.85%    7.18%
Net assets, end of period (000)............. $86,351    $53,409    $57,337    $54,615  $25,066
Ratio of expenses (excluding expense
 reimbursements\reductions) to average net
 assets.....................................    0.62%      0.61%      0.58%      0.64%    0.56%
Ratio of expenses to average net assets.....    0.62%      0.61%      0.57%      0.62%    0.54%
Ratio of net investment income (loss)
 (excluding
 expense reimbursements\reductions) to
 average net assets.........................    4.48%      5.41%      5.08%      5.09%    5.50%
Ratio of net investment income (loss) to
 average net assets.........................    4.48%      5.41%      5.09%      5.10%    5.52%
Portfolio turnover..........................      20%         8%         8%        30%      19%


                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                             FINANCIAL HIGHLIGHTS
         For a share outstanding throughout each period is as follows:

                                                                                                    Money Market Portfolio
                                                                                       ---------------------------------------
                                                                                                   Years Ended December 31,
                                                                                       ---------------------------------------
                                                                                         2001      2000      1999      1998
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................................. $   1.00  $   1.00  $   1.00  $   1.00
                                                                                       --------  --------  --------  --------
Income from investment operations:
Net investment income (loss).......................................................... $   0.04      0.06      0.05      0.05
                                                                                       --------  --------  --------  --------
Total from investment operations......................................................     0.04      0.06      0.05      0.05
                                                                                       --------  --------  --------  --------
Dividends from net investment income..................................................    (0.04)    (0.06)    (0.05)    (0.05)
                                                                                       --------  --------  --------  --------
Total distributions...................................................................    (0.04)    (0.06)    (0.05)    (0.05)
                                                                                       --------  --------  --------  --------
Net asset value, end of period........................................................ $   1.00  $   1.00  $   1.00  $   1.00
                                                                                       ========  ========  ========  ========
Total return..........................................................................     3.80%     6.11%     4.98%     5.25%
Net assets, end of period (000)....................................................... $314,937  $268,299  $336,532  $349,421
Ratio of expenses (excluding expense reimbursements\reductions) to average net assets.     0.51%     0.47%     0.44%     0.45%
Ratio of expenses to average net assets...............................................     0.50%     0.47%     0.44%     0.45%
Ratio of net investment income (loss) (excluding expense reimbursements\reductions) to
 average net assets...................................................................     3.64%     5.93%     4.84%     5.08%
Ratio of net investment income (loss) to average net assets...........................     3.65%     5.93%     4.84%     5.09%




                                                                                         1997
------------------------------------------------------------------------------------------------
Net asset value, beginning of period.................................................. $   1.00
                                                                                       --------
Income from investment operations:
Net investment income (loss)..........................................................     0.05
                                                                                       --------
Total from investment operations......................................................     0.05
                                                                                       --------
Dividends from net investment income..................................................    (0.05)
                                                                                       --------
Total distributions...................................................................    (0.05)
                                                                                       --------
Net asset value, end of period........................................................ $   1.00
                                                                                       ========
Total return..........................................................................     5.27%
Net assets, end of period (000)....................................................... $158,286
Ratio of expenses (excluding expense reimbursements\reductions) to average net assets.     0.46%
Ratio of expenses to average net assets...............................................     0.45%
Ratio of net investment income (loss) (excluding expense reimbursements\reductions) to
 average net assets...................................................................     5.11%
Ratio of net investment income (loss) to average net assets...........................     5.11%

--------
(A)Based on average shares outstanding.
(B)Less than $0.01 per share.
(C)As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 for Government Securities Portfolio was to decrease the ratio of net investment income to average net assets by 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                      See notes to financial statements.

                            MONY SERIES FUND, INC.

                       NOTES TO THE FINANCIAL STATEMENTS

                               December 31, 2001

1. Organization and Business

   The MONY Series Fund, Inc. (the "Fund"), a Maryland corporation organized on December 14, 1984, is composed of seven separate investment funds or portfolios as follows: Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities, and Money Market. The Fund issues a separate class of capital stock for each portfolio. Each share of capital stock issued with respect to a portfolio will have a pro-rata interest in the assets of that portfolio and will have no interest in the assets of any other portfolio. Each portfolio bears its own expenses and also its proportionate share of the general expenses of the Fund. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

   The Fund is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

2. Significant Accounting Policies

   Valuation of Investments -- Common stocks traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but have no current day sales and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices.

   Short-term securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations obtained from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase and all securities held by the Money Market Portfolio are valued at amortized cost, which approximates market. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium on a straight-line basis until maturity. All other securities including any restricted securities, are valued at their fair value as determined in good faith by the Board of Directors. As of December 31, 2001, there were no such securities.

   Repurchase Agreements -- Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio's holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

   Federal Income Taxes -- No provision for Federal income or excise taxes is required because the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to shareholders.

   Security Transactions and Investment Income -- Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial and tax purposes. Dividend income received and distributions paid to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Premiums and discounts on securities are amortized daily for both financial and tax purposes.

                            MONY SERIES FUND, INC.

                               December 31, 2001


   Expenses -- Each portfolio bears expenses incurred specifically on its behalf, such as advisory fees and custody fees, as well as a portion of the common expenses of the Fund, which are generally allocated based on average net assets.

   Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Dividends and Distributions -- Dividends from net investment income (including realized gains and losses on portfolio securities) of the Money Market Portfolio are declared and reinvested each business day in additional full and fractional shares of the portfolio. Dividends from net investment income and net realized capital gains of the other portfolios will normally be declared and reinvested annually in additional full and fractional shares. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles.

3. Investment Advisory Fees and Transactions with Affiliates

   Under an investment advisory agreement between the Fund and MONY Life Insurance Company of America ("Investment Adviser" or "MONY America"), a wholly-owned subsidiary of The MONY Life Insurance Company ("MONY"), the Investment Adviser provides investment advice and related services for each of the Fund's portfolios, administers the overall day-to-day affairs of the Fund, bears all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the directors and officers of the Fund who are affiliates of the Investment Adviser.

   For these services, the Investment Adviser receives an investment advisory fee, payable monthly and computed at an annual rate of 0.50% of the first $400,000,000 of the average daily net assets of each of the Fund's portfolios except the Money Market Portfolio, which is 0.40% of the first $400,000,000 of the average daily net assets; 0.35% of the next $400,000,000 of the average daily net assets of each of the Fund's portfolios; and 0.30% of the average daily net assets of each of the Fund's portfolios in excess of $800,000,000.

   MONY America has contractually agreed to limit the portfolios' expenses through April 30, 2002 to the following expense ratios: Equity Growth -- 1.15%, Equity Income -- 1.05%, Intermediate Term Bond Portfolio -- 0.75%, Long Term Bond Portfolio -- 0.75%, Diversified Portfolio -- 1.15%, Government Securities Portfolio -- 0.75%, and Money Market Portfolio -- 0.50%

   Enterprise Capital Management ("ECM"), a wholly-owned subsidiary of MONY, provides administrative services to the Fund. For its services ECM receives an administrative fee, payable monthly and computed at an annual rate equal to 0.03% of the Fund's average daily net assets.

   Aggregate directors fees incurred for non-affiliated directors of the Fund for the year ended December 31, 2001 amounted to $46,988.

4. Capital Stock

   The Fund has 2 billion authorized shares of capital stock with a par value of $.01 per share. 1.65 billion shares are reserved for issuance and divided into seven classes or portfolios as follows: Equity Growth (150 million shares); Equity Income (150 million shares); Intermediate Term Bond (150 million shares); Long Term Bond (150 million shares); Diversified (150 million shares); Government Securities (150 million shares); and Money Market (750 million shares). The remaining shares may be issued to any new or existing class upon approval of the Board of Directors.

                            MONY SERIES FUND, INC.

                               December 31, 2001


5. Investment Transactions

   For the year ended December 31, 2001 purchases and sales proceeds of investments, other than short-term investments, were as follows:

                                                       Purchases     Sales
                                                      ----------- -----------
   Equity Growth......... Common Stock                $   900,778 $ 1,244,386
   Equity Income......... Common Stock                  4,858,131   6,889,705
   Intermediate Term Bond U.S. Government Obligations  21,187,207   6,080,664
                          Corporate Bonds               5,984,810   5,018,173
   Long Term Bond........ U.S. Government Obligations  43,615,543  30,191,136
                          Corporate Bonds              22,631,604  12,510,373
   Diversified........... Common Stock                    879,603   1,663,237
   Government Securities. U.S. Government              18,668,033   9,837,936

6. Federal Tax Information

   Net investment income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.

   Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

   The tax character of distributions paid during 2001 were as follows:

                                  Ordinary   Long-Term       Total
          Portfolio                Income   Capital Gain Distributions
          ---------              ---------- ------------ -------------
          Equity Growth.........         --  $  890,811   $  890,881
          Equity Income......... $  258,088   1,501,749    1,759,837
          Intermediate Term Bond  3,046,236          --    3,046,236
          Long Term Bond........  5,900,053          --    5,900,053
          Diversified...........     23,342     542,544      565,886
          Government Securities.  2,758,482          --    2,758,482

   The tax character of distributable earnings/(accumulated losses) at December 31, 2001 were as follows:

                              Undistributed Undistributed
                                Ordinary      Long-Term   Capital Loss
       Fund                      Income         Gain      Carryforward
       ----                   ------------- ------------- ------------
       Equity Growth.........  $    9,491            --    $    4,260/1/
       Equity Income.........     222,260    $1,175,376            --
       Intermediate Term Bond   3,153,761            --     1,258,889/2/
       Long Term Bond........   6,330,758            --     2,172,927/3/
       Diversified...........      33,965       202,918            --
       Government Securities.   3,002,432            --       213,072/4/

--------
/1/  Expires in 2009
/2/  Expires in 2004-2009
/3/  Expires in 2007-2008
/4/  Expires in 2008

                            MONY SERIES FUND, INC.

                               December 31, 2001


Tax Basis Unrealized Gain (Loss) on Investments and Distributions

   At December 31, 2001, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

                                                                Net Unrealized
                                       Unrealized   Unrealized   Appreciation
  Portfolio                Tax Cost   Appreciation Depreciation (Depreciation)
  ---------              ------------ ------------ ------------ --------------
  Equity Growth......... $  1,677,598  $  135,749  $  (122,078)   $   13,671
  Equity Income.........   11,642,320   1,694,939     (406,947)    1,287,992
  Intermediate Term Bond   70,136,670   2,165,292     (236,923)    1,928,369
  Long Term Bond........  128,904,903   2,533,763   (2,095,265)      438,498
  Diversified...........    1,805,545     109,829      (91,573)       18,256
  Government Securities.   84,019,827   1,483,716     (222,031)    1,261,685

7. Change in Accounting Principle

   Effective January 1, 2001, the Fund adopted the revised AICPA Audit and Accounting Guide, Audits of Investment Companies and began to classify gains and losses on mortgage- and asset-backed securities presently included in realized gains and losses, as a component of interest income. The effect of this change for the year ended December 31, 2001 to the Government Securities Portfolio was to decrease net investment income by $4,690 and increase net realized gains (losses) by $4,690. This reclassification had no impact on net assets or net asset value per share. The statements of changes in net assets and the financial highlights for all prior periods shown have not been restated to reflect this change.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of MONY Series Fund, Inc.:

   In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Growth, Equity Income, Intermediate Term Bond, Long Term Bond, Diversified, Government Securities and Money Market Portfolios (constituting MONY Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2001, and the results of each of their operations for the year ended , the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended , in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 15, 2002

Investment Adviser
MONY Life Insurance Company of America
1740 Broadway
New York, New York 10019

Principal Underwriter and Distributor
MONY Securities Corporation
1740 Broadway
New York, New York 10019

Custodian and Transfer Agent
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

Independent Accountants
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103

   This report is authorized for distribution only to shareholders and to others who have received a copy of this Fund's prospectus.

                            DIRECTORS AND OFFICERS

                                                                                  NUMBER OF
                                          LENGTH OF      PRINCIPAL OCCUPATIONS    PORTFOLIOS     OTHER
NAME, AGE AND ADDRESS   POSITIONS HELD SERVICE (YEARS)      PAST FIVE YEARS       IN COMPLEX DIRECTORSHIPS

NON-INTERESTED PARTIES:
Joel Davis (67)           Director            17       President, Architectural       7           --
Westport, CT                                           Designs, Inc. Partner,
                                                       Davis/Herschbein &
                                                       Associates, LLC

Michael J. Drabb (68)     Director            17       Retired Executive Vice         7           --
Convent Station, NJ                                    President, MONY

Alan J. Hartnick (71)     Director             7       Partner, Abelman, Frayne &     7           --
New York, NY                                           Schwab, Attorneys-at-Law

Floyd L. Smith (70)       Director            17       Retired Vice Chairman and      7       Empire
Naples, FL                                             Chief Investment Officer,              Fidelity
                                                       MONY                                   Investments
                                                                                              Life
                                                                                              Insurance
                                                                                              Company

INTERESTED PARTIES:

Kenneth M. Levine (55)    Chairman,           10       Executive Vice President       7       The
New York, NY              President,                   and Chief Investment                   MONY
                          Director                     Officer-The MONY Group,                Group Inc.
                                                       Inc. and MONY; Executive               and various
                                                       Vice President, MONY                   affiliates
                                                       America
Phillip G. Goff (38)      Controller           2       Senior Vice President and      7       EGF-25
Atlanta, GA                                            CFO, EFD; Vice President               Funds;
                                                       and CFO, ECM, EAT, and                 EAT-15
                                                       EGF                                    Portfolios;
                                                                                              EGF plc 8
                                                                                              Portfolios
Charles P. Leone (61)     Vice                 2       Vice President and Chief       7       MONY
New York, NY              President,                   Corporation Compliance                 Securities
                          Compliance                   Officer, MONY ; Vice                   Corp.
                                                       President and Chief
                                                       Compliance Officer,
                                                       MONY America
David Weigel (55)         Treasurer           10       Vice President and             7           --
New York, NY                                           Treasurer of MONY and
                                                       various affiliates

Arthur D. Woods (46)      Secretary          0.6       Vice President, Chief          7           --
New York, NY                                           Counsel-Operations,
                                                       MONY; 1996-2000 Vice
                                                       President and Counsel,
                                                       Prudential Life Insurance
                                                       Company of America

Footnotes:
--------

 EAT-Enterprise Accumulation Trust, Inc. EGF plc-Enterprise Global Funds plc
 ECM-Enterprise Capital Management, Inc. EIGF-Enterprise International Group of
                                         Funds
 EFD-Enterprise Fund Distributors, Inc.  MONY-The MONY Life Insurance
                                         Company
 EGF-The Enterprise Group of Funds, Inc. MONY America-MONY Life Insurance
                                         Company of America

   The MONY Series Fund, Inc. Statement of Additional Information (SAI) includes additional information about directors and is available, without charge, upon request by calling 1-800-487-6669.